UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to § 240.14a-12

SELLAS LIFE SCIENCES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee previously paid with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 23, 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of SELLAS Life Sciences Group, Inc. (the “Company”) to be held at 8:30 a.m. Eastern Time on June 17, 2025 (the “2025 Annual Meeting”), unless postponed or adjourned to a later date. As we have done in the past, we will hold the 2025 Annual Meeting virtually only as a live webcast at www.virtualshareholdermeeting.com/SLS2025. You will not be able to attend the 2025 Annual Meeting in person. Please refer to the proxy materials for more information on how to access the 2025 Annual Meeting.
The enclosed Notice of Annual Meeting of Stockholders sets forth the proposals that will be presented at the 2025 Annual Meeting, which are described in more detail in the enclosed Proxy Statement. Our Board of Directors recommends that you vote “FOR” Proposals 1, 2, 3, 4, and 6, and “ONE YEAR” for Proposal 5 as set forth in the Proxy Statement.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet instead of a printed copy of proxy materials, we have elected to deliver our proxy materials to our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 1, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), which contains instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024. The Notice will also provide instructions on how to vote via the Internet as well as by telephone or mail.
We hope you will be able to attend the virtual 2025 Annual Meeting. Whether you plan to attend the 2025 Annual Meeting or not, it is important that you cast your vote. When you have finished reading the Proxy Statement, we urge you to submit your vote so that your shares will be represented and voted at the 2025 Annual Meeting, whether or not you can attend.
On behalf of the Board and the management team, we thank you for your ongoing support of, and continued interest in, SELLAS Life Sciences Group, Inc.
Very truly yours,
Angelos M. Stergiou, M.D., Sc.D. h.c. President and Chief Executive Officer

SELLAS LIFE SCIENCES GROUP, INC.
Times Square Tower, 7 Times Square, Suite 2503
New York, New York 10036
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of SELLAS Life Sciences Group, Inc.:
You are invited to attend the 2025 Annual Meeting of Stockholders (“2025 Annual Meeting”) of SELLAS Life Sciences Group, Inc. (“SELLAS,” “we,” “us,” “our,” or “Company”) on June 17, 2025, at 8:30 a.m. Eastern Time. The 2025 Annual Meeting will be held exclusively online as a live webcast at www.virtualshareholdermeeting.com/SLS2025. There is no physical location for the 2025 Annual Meeting.
The 2025 Annual Meeting will be held for the following purposes, which are more fully described in the proxy statement accompanying this notice:
1.
To elect two (2) Class III directors to serve on our Board of Directors for a three-year term expiring on the date on which our annual meeting of stockholders is held in 2028;

2.
To ratify the appointment by our Audit Committee of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.
To approve an amendment to the Company’s 2021 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of Common Stock available for sale under the ESPP by 800,000;

4.
To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

5.
To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers;

6.
To approve any postponement or adjournment of the 2025 Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2025 Annual Meeting to adopt the proposals set forth above or to establish a quorum.

In addition, stockholders may be asked to consider and vote upon such other business as may be properly brought before the meeting and any adjournment or postponement thereof.
Only stockholders of record of SELLAS common stock at the close of business on April 22, 2025, the record date, are entitled to notice of and to vote at the 2025 Annual Meeting and at any adjournments or postponements thereof. A list of stockholders of record will be available at the 2025 Annual Meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at Times Square Tower, 7 Times Square, Suite 2503, New York, New York 10036.
Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on June 17, 2025:   SELLAS’ Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2025 Annual Report”) are available at www.proxyvote.com. To access these proxy materials, please follow the instructions found on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card.
Your vote is important regardless of the number of shares of common stock you own. Whether or not you expect to attend the 2025 Annual Meeting, please submit your proxy by Internet, telephone, or mail by following the instructions found on the Notice or proxy card so that your shares of common stock may be represented and voted at the 2025 Annual Meeting.

Regardless of the number of shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in the Company.
By Order of the Board of Directors,
Angelos M. Stergiou, M.D., Sc.D. h.c.
President and Chief Executive Officer
New York, New York
April 23, 2025

Page
Questions And Answers About These Proxy Materials And Voting	2
Security Ownership Of Certain Beneficial Owners And Management	9
Management And Corporate Governance	11
Board of Directors	11
Independence of the Board of Directors	13
Board Leadership Structure	14
Role of the Board in Risk Oversight	14
Corporate Governance Guidelines	14
Clawback Policy	15
Committees of the Board of Directors and Meeting Attendance	15
Executive Officer And Director Compensation	24
Summary Compensation Table	24
Narrative Disclosure to Summary Compensation Table	25
Outstanding Equity Awards At 2024 Fiscal Year-End	29
Director Compensation	33
Director Compensation Policy	34
Securities Authorized for Issuance Under Equity Compensation Plans	34
Related Person Transactions Policy and Procedures	35
Proposal 1: Election of Two (2) Directors	36
Proposal 2: Ratification Of Appointment of Independent Registered Public Accounting Firm	37
Principal Accountant Fees and Services	37
Pre-Approval Procedures	38
Proposal 3: To Approve An Amendment To The Company’s 2021 Employee Stock Purchase Plan	39
Proposal 4: To Approve, On A Non-Binding Advisory Basis, The Compensation Of Our Named Executive Officers	42
Proposal 5: To Approve, On A Non-Binding Advisory Basis, The Frequency Of Holding An Advisory Vote On The Compensation Of Our Named Executive Officers	44
Proposal 6: To Approve Any Postponement Or Adjournment Of The 2025 Annual Meeting, From Time To Time, If Necessary, To Solicit Additional Proxies If There Are Not Sufficient Votes At The Time Of The 2025 Annual Meeting To Adopt The Proposals Set Forth Above Or To Establish A Quorum	45
Other Matters	46

i

SELLAS LIFE SCIENCES GROUP, INC.
Times Square Tower, 7 Times Square, Suite 2503
New York, New York 10036
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
Tuesday, June 17, 2025 at 8:30 a.m. (Eastern Time) via Live Webcast
In this Proxy Statement, “SELLAS,” the “Company,” “we,” “us,” and “our” refer to SELLAS Life Sciences Group, Inc., unless the context otherwise provides.
The 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) to be held on Tuesday, June 17, 2025, beginning at 8:30 a.m. Eastern Time, will be held exclusively online via the Internet as a virtual webcast at: www.virtualshareholdermeeting.com/SLS2025. There will not be a physical meeting location.
Only stockholders of record at the close of business on April 22, 2025 (the “Record Date”) will be entitled to vote at the 2025 Annual Meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2025 Annual Report”) is first being mailed to stockholders of record on or about May 1, 2025.
You may attend the 2025 Annual Meeting live online by visiting www.virtualshareholdermeeting.com/SLS2025, where you will be able to listen to the meeting live, submit questions, and vote online. The webcast will start at 8:30 a.m. Eastern Time, on June 17, 2025. To attend the 2025 Annual Meeting, vote online, and submit questions during the Annual Meeting, you will need the control number included in your Notice, voting instruction form, or proxy card. You may also attend the virtual meeting website as a “Guest.” Online access will open approximately 15 minutes before the start of the 2025 Annual Meeting. If you choose to request paper copies of proxy materials, the instructions for doing so can be found on the Notice and proxy card.
If you wish to submit a question before the meeting, you may send your question, along with proof of ownership of our common stock, to annualmeeting@sellaslife.com. Registered stockholders and beneficial owners may submit a question in writing during the 2025 Annual Meeting through the virtual meeting website. If you join the virtual meeting as a “Guest,” you will not be permitted to ask a question during the meeting. Our virtual meeting will be governed by our Annual Meeting Rules of Conduct, which will be posted at www.proxyvote.com in advance of the meeting.
Holders of our common stock at the close of business on April 22, 2025 will be entitled to vote at the 2025 Annual Meeting. As of April 22, 2025, 94,548,425 shares of our common stock were issued and outstanding and entitled to vote. Stockholders are entitled to one vote for each share of common stock held. A majority, or 47,274,213, of these shares, present in person or represented by proxy at the 2025 Annual Meeting, will constitute a quorum for the transaction of business.
The Notice of Annual Meeting of Stockholders, this Proxy Statement, our 2025 Annual Report, and the proxy card are also available on the Internet. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why is the Company soliciting my proxy?
Our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2025 Annual Meeting to be held via live webcast, on June 17, 2025, at 8:30 a.m., Eastern Time, and any adjournments or postponements of the meeting. This Proxy Statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the 2025 Annual Meeting.
We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) to stockholders on or about May 1, 2025, which, together with this Proxy Statement, the proxy card, and a copy of the 2025 Annual Report, are referred to as proxy materials. The proxy materials are available online at www.proxyvote.com.
You received the Notice because you owned shares of our common stock on April 22, 2025 (the “Record Date”).
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”) we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs of the 2025 Annual Meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice provides instructions on how you may access and review all of the proxy materials and submit your proxy via the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this Proxy Statement.
What proxy materials are available on the Internet?
This Proxy Statement and the 2025 Annual Report are available online at www.proxyvote.com. The Notice and proxy card contain additional information on how to access the proxy materials online or to request a paper copy.
How do I attend the 2025 Annual Meeting?
To attend the virtual 2025 Annual Meeting, visit www.virtualshareholdermeeting.com/SLS2025 on June 17, 2025 and follow the instructions included on your proxy card, your Notice, or voting instruction card. The meeting will begin promptly at 8:30 a.m. Eastern Time on June 17, 2025. We encourage you to access the meeting prior to the start time. Online access opens at approximately 15 minutes before the start of the annual meeting. If you do not have your proxy card, Notice, or voting instruction card, you may join as a “Guest,” but you will not be able to vote or ask questions.
Who may vote at the 2025 Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the 2025 Annual Meeting. On the Record Date, there were 94,548,425 shares of common stock issued and outstanding. Our common stock is our only class of voting stock.
A list of our stockholders of record will be open for examination by any stockholder beginning 10 days prior to the 2025 Annual Meeting at our headquarters located at 7 Times Square, Suite 2503, New York, NY 10036. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by writing to the Corporate Secretary at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the Annual Meeting. Those who join the virtual annual meeting as a “Guest” will not be able to view the list of stockholders of record.
Stockholder of record:   If, on the Record Date, your shares of SELLAS common stock were registered directly in your name with our transfer agent, Computershare Investor Services, then you are a stockholder of record. As stockholder of record, you may vote live online at the 2025 Annual Meeting or by proxy.
Beneficial holder or street name holder:   If, on the Record Date, your shares of SELLAS common stock were held in an account by an intermediary, such as a bank, broker, or other agent, then you are the beneficial holder or street name holder. You should have received the proxy materials or Notice from your bank, broker, or other agent. As a beneficial holder, you have the right to direct your bank, broker, or other agent on how to vote your shares. Please follow the instructions provided by your bank, broker, or other agent on how to vote, or contact your broker, bank, or other agent to request a proxy form.
How do I submit questions?
You may submit questions in advance of the 2025 Annual Meeting by emailing the question, along with proof of stock ownership, to annualmeeting@sellaslife.com prior to 5:00 p.m. Eastern Time on Monday, June 16, 2025. If you are a stockholder of record, you may also submit questions during the 2025 Annual Meeting by visiting: www.virtualshareholdermeeting.com/SLS2025. We will, subject to time constraints, answer all questions that are pertinent to the business of the 2025 Annual Meeting and will give priority to questions submitted in advance. If you attend the 2025 Annual Meeting as a “Guest,” then you will not be permitted to submit questions during the meeting.
How do I vote?
Whether you plan to attend the 2025 Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the 2025 Annual Meeting.
To cast your vote before the 2025 Annual Meeting, you may vote by one of the following methods:
By Internet: Please follow the instructions on the proxy card or voting instructions sent to you. Your vote must be received by 11:59 p.m. Eastern Time on Monday, June 16, 2025, to be counted.

By Telephone:   To vote over the telephone, dial the number listed on the proxy card or voting instructions sent to you, and follow the instructions. Your vote must be received by 11:59 p.m. Eastern Time on Monday, June 16, 2025, to be counted.

By Proxy by Mail:   Mark, sign, and date your proxy card and mail the proxy to the address stated on the proxy card. If you return your signed proxy card to us before the 2025 Annual Meeting, we will vote your shares as you direct.

If you are a stockholder of record, you may also cast your vote during the 2025 Annual Meeting by accessing the annual meeting website and following the instructions on the Notice or proxy card.
If you are a beneficial holder, you should have received voting instructions from the bank, broker, or other agent. Follow the voting instructions you received from that intermediary to ensure that your vote is counted. To vote during the 2025 Annual Meeting, you must obtain a valid proxy from your bank, broker, or other agent. Follow the instructions from your bank, broker, or other agent included with the proxy materials, or contact your bank or broker to request a proxy form.
If you attend the annual meeting online as a “Guest,” you will not be able to cast your vote during the 2025 Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial holder/owner?
If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a stockholder of record. If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name.”
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote during the 2025 Annual Meeting, vote by proxy over the telephone or through the Internet, or vote by proxy using a proxy card.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank, or other intermediary, you should have received a voting instruction form with the proxy materials from that organization rather than from us. To vote prior to the 2025 Annual Meeting, follow the instructions provided by your broker, bank, or other nominee. If you are a beneficial owner, your deadline for submitting your vote before the 2025 Annual Meeting is 11:59 p.m. Eastern Time on Monday, June 16, 2025.
What am I voting on?
This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the 2025 Annual Meeting. This Proxy Statement provides you with information on the proposals, as well as other information about us, so that you can make an informed decision as to whether and how to vote your stock.
At the 2025 Annual Meeting, stockholders will act upon the following six proposals:
Proposal 1:	To elect two (2) Class III directors to serve on the Company’s Board of Directors for a three-year term expiring in 2028.
Proposal 2:	To ratify the appointment by our Audit Committee of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Proposal 3:	To approve an amendment to the Company’s 2021 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of Common Stock available for sale under the ESPP by 800,000.
Proposal 4:	To approve, on a non-binding advisory basis, the compensation of our named executive officers.
Proposal 5:	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.
Proposal 6:	To approve any postponement or adjournment of the 2025 Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2025 Annual Meeting to adopt the proposals set forth above or to establish a quorum.
How does our Board of Directors recommend that I vote on the proposals?
Our Board of Directors recommends that you vote as follows:
•
“FOR” the election of the two (2) nominees for Class III directors to serve on the Company’s Board of Directors for a three-year term expiring in 2028.

•
“FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

•
“FOR” the amendment to the Company’s 2021 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of Common Stock available for sale under the ESPP by 800,000.

•
“FOR” the compensation of our named executive officers, as disclosed in this Proxy Statement.

•
“ONE YEAR” for the frequency of future advisory votes on the compensation of our named executive officers.

•
“FOR” the approval of any postponement or adjournment of the 2025 Annual Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the 2025 Annual Meeting to adopt the proposals set forth above or to establish a quorum.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares held in “street name” and you do not provide instructions on how to vote your shares, your broker, bank, or other nominee may still be able to vote your shares in its discretion. A broker, bank, or other nominee may generally vote in their discretion on routine matters. In this regard, Proposals 1, 3, 4, and 5 are considered to be “non-routine,” meaning that if your broker, bank, or other nominee does not receive instructions from you on how to vote your shares on such non-routine matter, it will not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposals 1, 3, 4, and 5. However, Proposals 2 and 6 are considered to be “routine” matters, meaning that if you do not return voting instructions to your broker, bank, or other nominee by its deadline, your shares may be voted by it in its discretion on Proposals 2 and 6.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:
•
“FOR” the election of the two (2) nominees for Class III directors to serve on the Company’s Board of Directors for a three-year term expiring in 2028.

•
“FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

•
“FOR” the amendment to the Company’s 2021 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of Common Stock available for sale under the ESPP by 800,000.

•
“FOR” the compensation of our named executive officers, as disclosed in this Proxy Statement.

•
“ONE YEAR” for the frequency of future advisory votes on the compensation of our named executive officers.

•
“FOR” the approval of any postponement or adjournment of the 2025 Annual Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the 2025 Annual Meeting to adopt the proposals set forth above or to establish a quorum

If any other matter is properly presented at the 2025 Annual Meeting, your proxyholder will vote your shares using their best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.

Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $30,000 in total.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the 2025 Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•
You may submit another properly completed proxy card with a later date.

•
You may grant a subsequent proxy by telephone or through the Internet.

•
You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at SELLAS Life Sciences Group, Inc., Times Square Tower, 7 Times Square, Suite 2503, New York, New York 10036.

•
You may cast a vote online at the meeting.

Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank, or other nominee, you should follow the instructions provided by your broker, bank or other nominee.
How are votes counted?
Votes will be counted by the inspector of election appointed for the 2025 Annual Meeting, who will separately count, with respect to (i) Proposal 1, votes “For,” “Withhold,” and broker non-votes; (ii) Proposals 2, 3, 4, and 6 votes “For” and “Against,” abstentions, and, if applicable, broker non-votes; and (iii) Proposal 5, “One Year,” “Two Years,” “Three Years,” abstentions, and, if applicable, broker non-votes.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to his or her broker, bank or nominee holding the shares as to how to vote on matters deemed to be “non-routine” under New York Stock Exchange (“NYSE”) rules, which are also applicable to Nasdaq-listed companies, the broker, bank or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 1, 3, 4, and 5 are considered to be “non-routine” under NYSE rules and we, therefore, expect broker non-votes to exist in connection with those proposals.
As a reminder, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other nominee holding the shares by the deadline provided in the materials you receive from your broker or bank.
How many votes are needed to approve each proposal?
The holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the 2025 Annual Meeting will constitute a quorum for the transaction of business at the 2025 Annual Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the 2025 Annual Meeting. The following votes are required for approval of the proposals being presented at the 2025 Annual Meeting:
Proposal 1: To Elect Two (2) Class III Directors.   Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two (2) nominees for Class III directorship who receive the most votes (also known as a “plurality” of the votes cast) will both be elected as Class III directors. The two (2) nominees for two (2) Class III directors to be considered at the 2025 Annual Meeting are Angelos M. Stergiou and John Varian. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the foregoing Class III directors.
Proposal 2: To Ratify the Appointment by the Audit Committee of Moss Adams LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025.   A majority of the votes cast is required for the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the current fiscal year.
Proposal 3: To Approve an Amendment to the Company’s 2021 Employee Stock Purchase Plan (“ESPP”) to Increase the Number of Shares of Common Stock Available for Sale Under the ESPP by 800,000.   A majority of the votes cast is required for the approval of the amendment to the Company’s 2021 Employee Stock Purchase Plan.
Proposals 4 and 5: To Approve, on a Non-Binding Advisory Basis, the Compensation of our Named Executive Officers and to Recommend, on a Non-Binding Advisory Basis, the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers.   These proposals call for a non-binding advisory vote, and accordingly there is no “required vote” that would constitute approval. However, our Board of Directors, including our compensation committee, values the opinion of our stockholders and we will consider our stockholders’ concerns to the extent there are a substantial number of votes cast against the executive officer compensation as disclosed in this Proxy Statement and evaluate what actions may be appropriate to address those concerns. We will also consider and evaluate our stockholders’ position on the frequency of future advisory votes on executive compensation.
Proposal 6: To approve any postponement or adjournment of the 2025 Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2025 Annual Meeting to adopt the proposals set forth above or to establish a quorum.   A majority of the votes present or represented by proxy and entitled to vote at the 2025 Annual Meeting is required to approve any postponement or adjournment of the 2025 Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the 2025 Annual Meeting to adopt the proposals set forth above or to establish a quorum.
Shares that abstain from voting as to a particular matter and shares held in “street name” by brokerage firms who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes cast on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on Proposals 1, 3, 4, and 5. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in “street name” on Proposals 2 and 6. If a broker does not exercise this authority with respect to Proposals 2 and 6, such broker non-votes will have no effect on the results of this vote; abstentions will have no effect on the results of Proposal 2 and will have the effect of a vote against on the results of Proposal 6.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of our outstanding shares of the common stock entitled to vote are present at the 2025 Annual Meeting in person or represented by proxy. On the Record Date, there were 94,548,425 shares issued and outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you cast your vote online. If there is no quorum, the holders of a majority of shares present at the 2025 Annual Meeting or represented by proxy may adjourn the 2025 Annual Meeting to another date.
How can I find out the 2025 Annual Meeting voting results?
Preliminary voting results will be announced at the 2025 Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days following the 2025 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days following the 2025 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days following the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.
What if I receive more than one notice or proxy card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares of our common stock are voted.
How may I obtain an additional copy of the proxy materials if I share an address with another stockholder?
Some brokers or other nominee record holders may be sending you a single Notice or, if applicable, a single set of our proxy materials if multiple stockholders of the Company live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” the Notice or if, applicable, our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write to our Corporate Secretary at: SELLAS Life Sciences Group, Inc., Times Square Tower, 7 Times Square, Suite 2503, New York, NY 10036, (646) 200-5278. If you want to receive your own Notice or, if applicable, set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
When are stockholder proposals and director nominations due for next year’s annual meeting?
Proposals of stockholders intended to be presented at next year’s annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must be received by us at our principal offices, Times Square Tower, 7 Times Square, Suite 2503, New York, New York 10036, Attention: Corporate Secretary, no later than December 24, 2025, the date that is 120 days prior to the first anniversary of the date of this Proxy Statement, in order to be included in the proxy statement and proxy card relating to that meeting.
If a stockholder wishes to present a proposal at our 2026 annual meeting, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, pursuant to the advance notice provision in our bylaws, such stockholder must give written notice to our Corporate Secretary at our principal executive offices at the address noted above. The Corporate Secretary must receive such notice no earlier than February 17, 2026, and no later than March 19, 2026, provided that if the date of the annual meeting of stockholders is held before June 17, 2026, such notice must instead be received by the Corporate Secretary no earlier than the 120th day prior to the annual meeting of stockholders and not later than the close of business on the 90th day prior to the annual meeting of stockholders or the 10th day following the day on which public disclosure of the date of such annual meeting is first made by us in order for such notice to be timely.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 17, 2025 for (i) the named executive officers named in the Summary Compensation Table on page 24 of this Proxy Statement, (ii) each of our directors and director nominees, (iii) all of our current directors and executive officers as a group and (iv) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 17, 2025 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 94,548,425 shares of common stock outstanding as of April 17, 2025.
Name of Beneficial Owner	Number	Percentage of Shares Beneficially Owned
5% Stockholder
Highbridge Capital Management, LLC	13,264,712(1)	12.4%
Directors and Executive Officers:
Angelos M. Stergiou, President, Chief Executive Officer and Director	651,657(2)	*
Dragan Cicic, Senior Vice President, Chief Development Officer	226,953(3)	*
John T. Burns, Senior Vice President, Chief Financial Officer	176,803(4)	*
John Varian, Chair of the Board	51,855(5)	*
David L. Scheinberg, Director	52,037(6)	*
Robert Van Nostrand, Director	51,855(5)	*
Jane Wasman, Director	51,855(5)	*
Katherine Bach Kalin, Director	48,900(7)	*
All current executive officers and directors as a group (8 persons)	1,311,915	1.4%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.

(1)
Based on a Schedule 13G/A filed on November 8, 2024 by Highbridge Capital Management LLC (“Highbridge”). Represents 13,264,712 shares of our common stock issuable upon exercise of outstanding warrants within 60 days, consisting of (i) 2,488,551 shares of our common stock issuable upon exercise of outstanding warrants held by Highbridge Tactical Credit Institutional Fund, Ltd. and (ii) 10,816,161 shares of our common stock issuable upon exercise of outstanding warrants held by Highbridge Tactical Credit Master Fund, L.P. (together, the “Highbridge Funds”). Highbridge, as the trading manager of the Highbridge Funds, and the Highbridge Funds may each be deemed to be the beneficial owner of such shares. The warrants are subject to blocker provisions pursuant to which the holders thereof cannot exercise the warrants to the extent that the reporting persons would beneficially own, after any such exercise, more than 9.99% of the outstanding shares of our common stock. The disclosed holdings do not include all of the shares underlying all of the warrants due to the blocker provisions. The principal business office of Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(2)
Represents 108,882 shares of our common stock and options to purchase 542,775 shares of our common stock exercisable within 60 days.

(3)
Represents 50,328 shares of our common stock and options to purchase 176,625 shares of our common stock exercisable within 60 days.

(4)
Represents 48,603 shares of our common stock and options to purchase 128,200 shares of our common stock exercisable within 60 days.

(5)
Represents 10,400 shares of our common stock and options to purchase 41,455 shares of our common stock exercisable within 60 days.

(6)
Represents 10,582 shares of our common stock and options to purchase 41,455 shares of our common stock exercisable within 60 days.

(7)
Represents 10,400 shares of our common stock and options to purchase 38,500 shares of our common stock exercisable within 60 days.

MANAGEMENT AND CORPORATE GOVERNANCE
Board of Directors
Our Amended and Restated Bylaws provide that our business shall be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. The size of our Board of Directors had been set at six members since 2022. The Board is currently classified into three classes as follows: (i) Jane Wasman and Robert Van Nostrand are members of Class I with a term ending at the 2026 annual meeting; (ii) David A. Scheinberg and Katherine Bach Kalin are members of Class II with a term ending at the 2027 annual meeting; and (iii) Angelos M. Stergiou and John Varian are members of Class III with a term ending at the 2025 Annual Meeting.
Our Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated each of Angelos M. Stergiou and John Varian for election at the 2025 Annual Meeting as a Class III director for a term of three years to serve until the 2028 annual meeting of stockholders, and until their successors have been elected and qualified.
Set forth below are the names of (i) the persons nominated for election as directors, and (ii) those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of April 15, 2025. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this Proxy Statement that each person listed below should serve as a director is set forth below.
John Varian.   Mr. Varian has been a director of the Company since December 2017 and Chair of the Board since June 2024. He was the Chair of the Audit Committee from December 2017 to June 2023 and remains a member. He was Chair of the Compensation Committee from June 2023 to June 2024 and remains a member. Mr. Varian served as Chief Executive Officer of XOMA Corporation (NASDAQ: XOMA) from August 2011 through December 2016 and served as a member of the board of directors of XOMA from December 2008 through May 2017. Mr. Varian served as a member of the board of directors of Acorda Therapeutics, Inc. (NASDAQ: ACOR) from January 2022 to August 2024, when its assets were sold to Merz Therapeutics, the board of directors of Versartis, Inc. (NASDAQ: VSAR) from March 2014 through October 2018, when it acquired Aravive, and the board of directors of Egalet Corporation (NASDAQ: EGLT) from June 2018 through February 2019, when it acquired the assets of Iroko. Mr. Varian has also been a director on the board of AmMax Bio, Inc. (a privately held clinical stage biotechnology company) since February 2021. Mr. Varian previously served as Chief Operating Officer of ARYx Therapeutics, Inc. from December 2003 through August 2011. Beginning in May 2000, Mr. Varian was Chief Financial Officer of Genset S.A. in France, where he was a key member of the team negotiating Genset’s sale to Serono S.A. in 2002. From 1998 to 2000, Mr. Varian served as Senior Vice President, Finance and Administration of Elan Pharmaceuticals, Inc., joining the company as part of its acquisition of Neurex Corporation. Prior to the acquisition, he served as Neurex Corporation’s Chief Financial Officer from 1997 until 1998. From 1991 until 1997, Mr. Varian served as the VP Finance and Chief Financial Officer of Anergen Inc. Mr. Varian was an Audit Principal/Senior Manager at Ernst & Young LLP from 1987 until 1991, where he focused on life sciences. Mr. Varian was also a founding committee member of Bay Bio and a former chairman of the Association of Bioscience Financial Officers International Conference. Mr. Varian holds a BBA from Western Michigan University. He was a Certified Public Accountant. The Company believes Mr. Varian’s significant experience working with biopharmaceutical companies, including developing and implementing strategy, with a focus on drug development, financing, corporate financial management, and related matters, qualifies him to serve on our Board.
Katherine Bach Kalin.   Ms. Kalin has been a director of the Company since August 2022. She has been Chair of the Compensation Committee since June 2024 and a member of the Nominating and Corporate Governance Committee since October 2022. Ms. Kalin currently serves as a non-executive director on the boards of Genfit S.A. (NASDAQ: GNFT), a French, public biopharmaceutical company, where she serves on the Strategy and Alliances Committee and the ESG Committee, and two private companies, Brown Advisory LLC, an independent investment and strategic advisory firm (Audit & Finance

Committees), and FemHealth Ventures, a venture capital firm that seeks to invest in women’s health. She was a member of the board of directors of Athersys, Inc. (OTC: ATHX), a biotech focused on regenerative medicine from 2020 to 2022 (Audit and Compensation Committees) and Clinical Genomics, a private, biotech company dedicated to improving patient outcomes through early detection of colorectal cancer (Audit and Financial Risk Committee) from 2018 to 2021. She currently serves as a trustee for a not-for-profit organization, the Summit Foundation, a 501(c)(3) community foundation that fosters local philanthropy. Ms. Kalin has more than 25 years of experience in healthcare and professional services, most recently at Celgene, where she led Corporate Strategy from 2012 to 2017, and at Johnson & Johnson, where she held executive leadership roles in marketing, sales and new business development from 2002 to 2011. Prior to that, Ms. Kalin was a partner in the global healthcare practice at McKinsey & Co., from 1990 to 2002. Her healthcare industry experience spans pharmaceuticals, diagnostics, medical devices, and digital health. Earlier in her career, she served as a Manager in Corporate Finance at Nomura International in the U.K. and Japan from 1984 to 1988. She has a B.A. from Durham University, U.K. and an M.B.A. from Harvard Business School. The Company believes Ms. Kalin’s healthcare industry experience, business strategy, and marketing expertise as well as her past and present experience on the board of other publicly traded companies, qualifies her to serve on our Board.
Angelos M. Stergiou, M.D., Sc.D. h.c.   Dr. Stergiou has served as our President and Chief Executive Officer, and a director, since December 2017. Dr. Stergiou founded, in 2012, our predecessor entity, or Private SELLAS, that completed a business combination with Galena Biopharma on December 29, 2017, and served as the President and Chief Executive Officer and a director since that time, both as Chairman from 2012 to July 2016, and as Vice Chairman from July 2016 to December 2017. In connection therewith, Dr. Stergiou led the negotiation of an exclusive license agreement with Memorial Sloan Kettering Cancer Center (“MSK”) to develop and commercialize MSK’s WT1 peptide vaccine technology, which was satisfied in part by the transfer to MSK of certain of Dr. Stergiou’s shares in Private SELLAS. Dr. Stergiou also co-founded Genesis Life Sciences, Ltd. (now Genesis Research), a boutique health economics and pricing-reimbursement and health access company where he served as President and Chief Operating Officer from 2009 to 2011. From 2004 to 2008, Dr. Stergiou served as Vice President and Head of Drug Development at Accentia Biopharmaceuticals, Inc. and also served in the same capacity as well as Chief Medical Officer at its subsidiary Biovest International, Inc. during the same time. While at Biovest International, Inc., Dr. Stergiou led the Phase 3 development of a therapeutic cancer vaccine, BiovaxID, which was presented at the American Society of Clinical Oncology plenary session in 2009. Dr. Stergiou started his biotechnology career in 2002 at PAION AG where he served as its U.S. program lead of desmoteplase (DEDAS) and served on the joint steering and oversight committee of PAION AG with Forest Laboratories, Inc. in 2003-2004. Dr. Stergiou holds an M.D. from the U.S. American Institute of Medicine and a Sc.D. h.c. from Kentucky Wesleyan College and received his undergraduate degree in pre-medicine, biology and chemistry from Kentucky Wesleyan College. Dr. Stergiou was a member of the Board of Trustees at Kentucky Wesleyan College from March 2017 to January 2021, and is a Fellow of the Royal Society of Medicine, an active member of the World Medical Association, and a member of the American Academy of Physicians in Clinical Research and the Association of Clinical Research Professionals. Dr. Stergiou has served on the Board of Directors of Cleara Biotech B.V., a private biotech company located in the Netherlands, since January 2022. The Company believes that Dr. Stergiou’s experience as the founder of Private SELLAS and as President, Chief Executive Officer and Director of the Company, as well as his extensive experience in the biopharmaceutical industry and his significant management experience, qualifies him to serve on our Board.
David A. Scheinberg, M.D., Ph.D.   Dr. Scheinberg has been a director of the Company and Chair of the Science Committee since December 2017. Dr. Scheinberg is currently the Vincent Astor Chair and Chairman of the Center for Experimental Therapeutics at Memorial Sloan Kettering Cancer Center (MSK), where he spearheaded the discovery and early clinical development of galinpepimut-S and is the Deputy Director of the Sloan Kettering Institute for Therapeutic Discovery. Additionally, Dr. Scheinberg is a Professor of Medicine and Pharmacology and until 2022, was co-chair of the Pharmacology graduate program at the Weill-Cornell University Medical College. He is a Professor in the Gerstner-Sloan Kettering Graduate School at MSK. Dr. Scheinberg is also an attending physician in the Department of Medicine, on the Leukemia Service, which he led as Chief from 1992 to 2001. Dr. Scheinberg is an advisor to charitable foundations and cancer centers and sat on the board of directors of Progenics Pharmaceuticals, Inc., a biotechnology company, from 1996 to 2019, which then merged with Lantheus (NASDAQ: LNTH), and currently sits on the board of directors of Sapience Therapeutics, Inc., a privately held, clinical stage biotechnology company. Dr. Scheinberg also served on Private SELLAS’ Scientific Advisory Board from 2015 to 2017. From 2010 through 2016, he served on the board of directors of Contrafect Corporation, a publicly traded clinical-stage biotechnology company. Dr. Scheinberg holds an M.D. and a Ph.D. in Pharmacology and Experimental Therapeutics from the Johns Hopkins University School of Medicine. Dr. Scheinberg earned his undergraduate degree in Biology from Cornell University. The Company believes Dr. Scheinberg’s experience on Private SELLAS’ Scientific Advisory Board and other public board experience, as well as his expertise as a leading academic oncologist and drug developer at MSK, including broad knowledge of and contacts in the highest levels of medical research, qualifies him to serve on our Board.
Robert L. Van Nostrand.   Mr. Van Nostrand has been a director of the Company since December 2017. He was Chair of the Compensation Committee from December 2017 to June 2023. In June 2023, Mr. Van Nostrand became Chair of the Audit Committee. He is also a member of the board of directors and lead outside director of Intra-Cellular Therapies, Inc. (NASDAQ: ITCI), a biopharmaceutical company, and chairman of the board of directors of Yield10 Bioscience, Inc. (NASDAQ: YTEN), a bio-agricultural bioscience company which filed a voluntary petition for relief under Chapter 11 of Title 11 of the U.S. Bankruptcy Code in December 2024. He was a member of the board of directors of Achillion Pharmaceuticals, Inc. (NASDAQ: ACHN), a biotechnology company, until it was acquired in January 2020. He is also a member of the board of directors of Likeminds, Inc., a private biotech company, and the Biomedical Research Alliance of New York, a private company providing clinical trial services. Mr. Van Nostrand was Executive Vice President and Chief Financial Officer of Aureon Laboratories, Inc., a pathology life science company, from January 2010 to July 2010. Prior to joining Aureon Laboratories, Mr. Van Nostrand served as Executive Vice President and Chief Financial Officer of AGI Dermatics, a private biotechnology company, from July 2007 to September 2008, when the company was acquired. Between 1986 and 2007, Mr. Van Nostrand held various executive and other management positions, including Chief Financial Officer and Chief Compliance Officer at OSI Pharmaceuticals, Inc. (“OSI”), then a public biotechnology company focused on oncology. Prior to joining OSI, Mr. Van Nostrand served in a managerial position with the accounting firm, Touche Ross & Co., currently Deloitte. He is a treasurer and member of the board of NewYorkBIO. Mr. Van Nostrand holds a B.S. in Accounting from Long Island University, New York and completed advanced management studies at the Wharton School of the University of Pennsylvania. He was a Certified Public Accountant. The Company believes Mr. Van Nostrand’s vast board and industry experience in life sciences, his qualification as a financial expert, as well as his experience in transaction structuring and risk management qualifies him to serve on our Board.
Jane Wasman.   Ms. Wasman has been a director of the Company since December 2017 and served as Chair of the Board from December 2017 through June 2024. Ms. Wasman has served as Chair of the Nominating and Corporate Governance Committee of the Board since December 2017, became a member of the Audit Committee in 2019, and previously served as a member of the Compensation Committee. Ms. Wasman was President, International & General Counsel of Acorda Therapeutics, Inc., a publicly traded biopharmaceutical company, from October 2012 until December 2019, managing its international, legal, quality, IP and compliance functions. From January 2012 until October 2012, she was Acorda’s Chief, Strategic Development, General Counsel and Corporate Secretary, and from May 2005 until January 2012, she was Acorda’s Executive Vice President, General Counsel and Corporate Secretary. Before joining Acorda, Ms. Wasman was with Schering-Plough Corporation, a global pharmaceutical company, for over eight years, holding various U.S. and international leadership positions, including Staff Vice President and Associate General Counsel. Ms. Wasman earned a J.D. from Harvard Law School and her undergraduate degree magna cum laude from Princeton University. Ms. Wasman is also a member of the board of directors of Rigel Pharmaceuticals, Inc. (NASDAQ: RIGL), a publicly traded biopharmaceutical company. She previously served as chair of the board of Athersys, Inc. (OTC: ATHX), a publicly traded biopharmaceutical company, Cytovia Therapeutics, a private company, and NewYorkBIO (including its Executive Committee). The Company believes Ms. Wasman’s significant executive and management experience at publicly traded biopharmaceutical companies qualifies her to serve on our Board.
Independence of the Board of Directors
As required under Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors of such listed company. Our Board consults with our internal and outside counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, our Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable Nasdaq listing standards: Jane Wasman, Robert L. Van Nostrand, each Class I directors, David A. Scheinberg, M.D., Ph.D. and Katherine Bach Kalin, each Class II directors, and John Varian, a Class III director. In making this determination, our Board found that none of these directors had a material or other disqualifying relationship with the Company. Dr. Stergiou, who is a Class III director, is an employee and is therefore not “independent.”
Board Leadership Structure
Our Board has an independent Chair, John Varian, who began serving as Chair in June 2024, and has authority, among other things, to preside over Board meetings and stockholder meetings, and shall have such powers and duties as may from time to time be assigned by the Board. Accordingly, the Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests and those of our stockholders. As a result, we believe that having an independent Chair can enhance the effectiveness of our Board as a whole. In addition, we have a separate chair for each committee of our Board. The chairs of each committee report to our Board at each quarterly Board meeting on the activities of their committees in fulfilling the responsibilities as detailed in the respective charters or advise of any shortcomings should that be the case.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with certain legal and regulatory requirements, including requirements related to privacy and data protection, and oversees the performance of the internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Management periodically reports to the Board or relevant committee, which provides guidance on risk assessment and mitigation. Each committee charged with risk oversight reports to the Board on risk matters.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to assure that the Board has the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board follows with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at
https://www.sellaslifesciences.com/investors/corporate-governance/default.aspx#section=documents.
Clawback Policy
In March 2021, our Board adopted a clawback policy. The clawback policy applies to all incentive-based compensation granted after the policy’s adoption, including cash and equity incentive awards. The policy provides that if both (1) an accounting restatement is required due to our material noncompliance with any financial reporting requirement under the U.S. federal securities laws and (2) our Board (or a committee thereof), in its sole discretion, determines that an act or omission of a current or former executive officer contributed to the circumstances requiring the restatement and that such act or omission involved fraud or intentional misconduct then we will use reasonable efforts to recover from such person up to 100% of any incentive-based compensation awarded during the three-year period preceding the date on which we are required to prepare such accounting restatement. In light of the adoption by the SEC in October 2022 of new Rule 10D-1 under the Exchange Act implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we amended and restated our clawback policy, effective September 12, 2023, in accordance with updated Nasdaq listing standards.
Committees of the Board of Directors and Meeting Attendance
Board of Directors.   During the fiscal year ended December 31, 2024, our Board met six times and took action by written consent seven times. During 2024, each of our directors attended 100% of the regular meetings of the Board and committees on which he or she then served. Our Board of Directors makes every effort to but is not required to attend each annual meeting of our stockholders. All then-serving directors attended our annual meeting of stockholders held in 2024.
Committees of the Board of Directors.   Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our Board has determined that each member of these committees meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment regarding the Company. Our Board also has a Science Committee, which is a standing committee that meets to review the Company’s clinical programs.
Name	Age	Position	Term Expires	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Science Committee
John Varian	65	Chair of the Board	2025	✔	✔		✔
Katherine Bach Kalin	62	Director	2027		✔*	✔
Angelos M. Stergiou	49	Director, President and Chief Executive Officer	2025				✔
David A. Scheinberg	69	Director	2027		✔		✔*
Robert L. Van Nostrand	68	Director	2026	✔*		✔
Jane Wasman	68	Director	2026	✔		✔*

*
Denotes Chair of Committee

Audit Committee
The Audit Committee is currently comprised of three directors: Messrs. Varian, Van Nostrand, as chair, and Ms. Wasman. The Audit Committee met four times in 2024. Our Board has adopted a written Audit Committee charter that is available to stockholders in the corporate governance section of our website at: https://ir.sellaslifesciences.com/corporate-governance/default.aspx.

The Audit Committee was established by our Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of our financial statements. The Audit Committee’s responsibilities include, among other things:
•
appointing our independent registered public accounting firm;

•
evaluating the qualifications, independence and performance of our independent registered public accountants;

•
reviewing and approving the audit and non-audit services to be performed by the independent registered public accountants and the compensation therefor;

•
reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;

•
reviewing the design, implementation, adequacy and effectiveness of our internal controls regarding privacy and data protection and our related policies;

•
conferring with management and the independent registered public accountants regarding the effectiveness of internal control over financial reporting;

•
discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;

•
reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•
reviewing and approving transactions between the Company and any related persons;

•
providing oversight of the Company’s cybersecurity risk management, strategy, and governance; and

•
reviewing and evaluating, at least annually, the performance of the Audit Committee and its members including compliance of the Audit Committee with its charter.

Our Board reviews the Nasdaq listing standards’ definition of “independence” for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and under Rule 10A-3 under the Exchange Act).
Our Board has also determined that Messrs. Varian and Van Nostrand each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board made a qualitative assessment of the level of knowledge and experience of both Mr. Varian and Mr. Van Nostrand based on a number of factors, including the formal education and experience of each of Messrs. Van Nostrand and Varian as former chief financial officers for public reporting companies, and the status of Messrs. Van Nostrand and Varian as former Certified Public Accountants.
On March 19, 2024, we amended the charter of the Audit Committee to include the provision of oversight of the Company’s cybersecurity strategy, policies, and other initiatives.
Compensation Committee
The Compensation Committee is currently comprised of three directors: Ms. Kalin, as chair, Dr. Scheinberg, and Mr. Varian. Each of Mr. Varian, Dr. Scheinberg and Ms. Kalin are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards). The Compensation Committee met four times and took action by written consent one time in 2024. Our Board has adopted a written Compensation Committee charter that is available to stockholders in the corporate governance section of our website at: https://ir.sellaslifesciences.com/corporate-governance/default.aspx.
The Compensation Committee acts on behalf of the Board to review, recommend for adoption and oversee our compensation strategy, policies, plans and programs, including:
•
reviewing and recommending to the full Board for approval corporate performance goals and objectives relevant to the compensation of our executive officers, directors and other senior management and evaluation of performance in light of these stated goals and objectives;

•
reviewing and recommending to the Board for approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our Chief Executive Officer and the other executive officers and directors;

•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•
reviewing and making recommendations to the full Board of Directors regarding the type and amount of compensation to be paid or awarded to our non-employee Board members;

•
establishing policies with respect to votes by our stockholders to approve executive compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on executive compensation, to the extent required by law;

•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

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administering our equity incentive plans;

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establishing policies with respect to equity compensation arrangements;

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reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us; and

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reviewing and assessing on an annual basis the performance of the Compensation Committee and the Compensation Committee charter.

Each year, our Compensation Committee reviews with management our executive compensation tables and accompanying narrative disclosure and considers whether to recommend that it be included in proxy statements and other filings.
Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets three times a year and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising our Compensation Committee. In particular, the Compensation Committee has the authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

The Compensation Committee has engaged Radford, a division of Aon Hewitt, which is a subsidiary of Aon plc, as its compensation consultant, to evaluate long and short-term executive compensation, director compensation and executive severance plans. The Compensation Committee has assessed the independence of Radford pursuant to SEC rules and has concluded that Radford’s work for the Compensation Committee does not raise any conflict of interest. On an annual basis, Radford reviews our executive officer and director compensation relative to a peer group and against survey data available to Radford. Working with Radford, the Compensation Committee reviews and adjusts our peer group in the latter part of each year for upcoming end-of-year compensation decisions. Decisions regarding 2024 salaries and short-term non-equity incentive plan compensation were made by our Compensation Committee in early 2024 by reference to the peer group determined by our Compensation Committee in late 2023. In establishing the peer group of companies to be used for purposes of setting 2024 executive compensation, the Compensation Committee and Radford, using industry standard parameters for establishing a peer group, sought to identify companies that fit the following criteria:
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Publicly-traded, pre-commercial biopharma companies, with a focus on oncology;

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Phase 2 or Phase 3 stage of clinical development;

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Market capitalization at or below $250 million; and

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Fewer than 50 employees.

Based on these criteria, the Compensation Committee identified the following companies for our 2024 peer group: Actinium Pharmaceuticals, Inc., Cardiff Oncology, Checkpoint Therapeutics, Inc., Cidara Therapeutics, Inc., ContraFect Corporation, Corvus Pharmaceuticals, Inc., Cue Biopharma, Inc., Cyclacel Pharmaceuticals, Inc., Elevation Oncology, Inc., Equillium, Inc., Galera Therapeutics, Inc., GlycoMimetics, Inc., Immunic, Inc., Leap Therapeutics, Inc., MEI Pharma, Inc., PDS Biotechnology Corporation, Selecta Biosciences Inc., Verastem, Inc., and Vincerx Pharma, Inc.
Radford ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Based on these recommendations, we determined our current compensation levels for our executive officers, including base salary and target bonus payments.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of the Board, and assessing the performance of management and our Board.
The Nominating and Corporate Governance Committee is currently comprised of three directors: Ms. Wasman, as chair, Ms. Kalin, and Mr. Van Nostrand. All members of our Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met five times and took action by written consent one time in 2024. Our Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders in the corporate governance section of our website at: https://ir.sellaslifesciences.com/corporate-governance/default.aspx. The functions of this committee include, among other things:
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identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board;

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evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;

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evaluating, nominating and recommending individuals for membership on our Board;

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evaluating nominations by stockholders of candidates for election to our Board;

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considering and assessing the independence of members of our Board;

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developing a set of corporate governance principles, periodically reviewing and assessing these principles and their application and recommending to our Board any changes to such policies and principles;

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considering questions of possible conflicts of interest of directors as such questions arise; and

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reviewing and assessing on an annual basis the performance of the Nominating and Corporate Governance Committee and the Nominating and Corporate Governance Committee charter.

On March 2, 2023, we amended the charter of the Nominating and Corporate Governance Committee to include the provision of oversight of the Company’s environmental, social and governance (ESG) strategy, policies and initiatives.
Our Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. Generally, our Nominating and Corporate Governance Committee will consider candidates recommended from several sources, such as other directors or officers, stockholders, third party search firms or other appropriate sources. Once identified, the Nominating and Corporate Governance Committee will evaluate a candidate’s qualifications. The Nominating and Corporate Governance Committee believes that candidates for director should have certain qualifications, including the ability to read and understand basic financial statements and the possession of the highest personal integrity and ethics. Candidates for director should also be over 21 years of age. Our Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise enabling the candidate to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, our Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, our Nominating and Corporate Governance Committee typically considers age, skills and such other factors as it deems appropriate, given our current needs and the needs of our Board, to maintain a balance of knowledge, experience and capability among its members in identifying and considering nominees for director, striving where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our Board of Directors and its committees. Our Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.
In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis.
Although the Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of director candidates recommended by stockholders, it has the power and authority to consider recommendations for Board nominees and proposals submitted by the Company’s stockholders.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board of Directors, that stockholder must follow the procedures described in our Amended and Restated Bylaws. Any such recommendation should be made in writing on a timely basis as set forth in our Amended and Restated Bylaws to our Corporate Secretary at our principal office and should be accompanied by the following information concerning the proposed nominee:
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all information relating to such person that would be required to be disclosed in a proxy statement;

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certain biographical information about the proposed nominee;

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the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such proposed nominee; and

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the date or dates on which such shares were acquired and the investment intent of such acquisition.

The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.
Science Committee
The Board has a Science Committee that meets at least quarterly to review the Company’s clinical programs and is currently comprised of Dr. Scheinberg, as Chair, and Dr. Stergiou and Mr. Varian, as members. The Science Committee met four times in 2024.
Report of the Audit Committee of the Board of Directors
The Audit Committee of the Board of Directors of SELLAS Life Sciences Group, Inc. consists of three members, each of whom the Board has determined meets the independence and experience requirements of the Nasdaq Capital Market and includes two “audit committee financial experts” within the meaning of the U.S. Securities and Exchange Commission’s rules.
In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2024, the Audit Committee took the following actions:
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Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and Moss Adams LLP, our independent registered public accounting firm;

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Discussed with Moss Adams LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit committees; and

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Received written disclosures and the letter from Moss Adams LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Moss Adams LLP’s communications with the Audit Committee and the Audit Committee further discussed with Moss Adams LLP their independence. The Audit Committee also considered taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Moss Adams LLP, the Audit Committee recommended to our Board, and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Members of the Company’s Audit Committee: Messrs. Van Nostrand, as chair, and Varian, and Ms. Wasman.
Insider Trading Policy and Prohibition on Pledges
We have an Insider Trading Policy that, among other things, governs the buying and selling of our securities by all of our personnel, including directors, officers, employees and consultants and certain other covered persons. Our policy is designed to prevent violations of insider trading laws by our personnel and to avoid even the appearance of improper conduct in this regard by our personnel. The Insider Trading Policy prohibits covered persons from purchasing, selling, or otherwise disposing of our securities while in possession of material non-public information (except in limited circumstances, such as pursuant to a previously established trading plan). In addition, the Insider Trading Policy prohibits all employees, officers and directors from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities, including any of the following activities: (1) “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) of our securities; (2) use of our securities to secure a margin or other loan; (3) transactions in our securities involving hedging devices; (4) transactions in put or call options; and (5) other inherently speculative transactions with respect to our securities at any time. Our Insider Trading Policy also provides that no employee, officer or director may purchase Company securities on margin, borrow against Company securities held in a margin account, or pledge Company securities as collateral for a loan. However, an exception may be granted where a person wishes to pledge Company securities as collateral for a loan and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities. The Insider Trading Policy includes quarterly and other trading blackouts and sets forth the procedures covered persons must follow before transacting in our securities, including pre-clearance by policy administrator of all transactions by officers, directors, certain members of management and certain other employees, as well as members of their households. A copy of the policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC.
Stockholder Communications with the Board of Directors
The Board expects that the views of our stockholders pertinent to matters relating to our business will be heard by the Board, its committees, or individual directors, as applicable, and that appropriate responses be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group or any individual director may send communications directly to us at SELLAS Life Sciences Group, Inc., Times Square Tower, 7 Times Square, Suite 2503, New York, New York 10036, Attention: Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded, as may be warranted, to the director(s) to whom the communication was addressed. Undirected communications will be distributed to our entire Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.
Stock Ownership Guidelines
On September 12, 2023, the Board approved the Company’s stock ownership guidelines (“Ownership Guidelines”) to encourage the Company’s directors and executive officers (“Covered Persons”) to maintain significant ownership interest in the Company, thereby helping to align their interests with those of our stockholders. The following are the Ownership Guidelines by Covered Persons:
President and CEO	3 x annual base salary
Other Executive Officers	1 x annual base salary
Non-Employee Directors	3 x annual cash retainer
Covered Persons serving on the date of the initial adoption of these Ownership Guidelines are expected to achieve the applicable ownership levels by October 1, 2028. Newly hired and newly promoted executive officers and newly elected directors are expected to achieve the applicable levels within five years from the date of hire, promotion, or initial election. In the event of an increase in an executive officer’s annual base salary or a non-employee director’s annual cash retainer, such Covered Person will have two years from the time of the increase to acquire any additional shares to meet the Ownership Guidelines. Compliance will be determined as of October 1 of each year. In the event that a Covered Person does not satisfy the Ownership Guideline as of October 1, then the Covered Person is expected to thereafter retain all shares of common stock (vested or unvested) held by the Covered Person as of October 1, and at least 75% of the net after-tax shares of common stock thereafter acquired by the Covered Person (whether by option exercise, stock award, upon the vesting of RSUs or PSUs, through open market purchases or otherwise), until such time as the Covered Person satisfies the Ownership Guideline, measured as of any subsequent date on which the Covered Person wishes to dispose of shares of common stock. As of the date of this Proxy Statement, all of the Covered Persons, including all of our named executive officers, are making appropriate progress toward the Ownership Guidelines.

Code of Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code”) which, along with our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and the charters of our Board committees, provides a framework for the governance of our company. The Board’s Nominating and Corporate Governance Committee is responsible for periodically reviewing our governance practices and principles. The Code applies to all of our directors, officers and employees. Upon such periodic review in 2024, the Nominating and Corporate Governance Committee recommended to the Board amendments to the Code, including, among other things, clarification of examples of potential conflicts of interest, more clearly defining Company assets which are expected to be protected and efficiently used, and updating confidentiality obligations, which the Board approved on June 20, 2024.
The Code reflects current best practices and enhances our personnel’s understanding of our standards of ethical business practices, promotes awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities, and provides clarity as to how to address ethical issues that may arise.
The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is posted on our website at: https://ir.sellaslifesciences.com/corporate-governance/default.aspx. A printed copy may also be obtained by any stockholder upon request directed to SELLAS Life Sciences Group, Inc., Times Square Tower, 7 Times Square, Suite 2503, New York, NY 10036, Attention: Corporate Secretary. We also anticipate posting any future amendment or waiver of the Code on our website within four business days of the date of such amendment or waiver. The contents of our website are not incorporated by reference in this report or made a part hereof for any purpose.
Executive Officers
The names and ages of our current executive officers and their positions are as follows:
Name	Age	Position with the Company
Angelos M. Stergiou, M.D., Sc.D. h.c.	49	President, Chief Executive Officer and Director
John T. Burns	40	Senior Vice President, Chief Financial Officer
Dragan Cicic, M.D.	61	Senior Vice President, Chief Development Officer
Biographical Information Regarding Executive Officers
Set forth below is a biographical description of each executive officer based on information supplied by such executive officer:
Angelos M. Stergiou, M.D., Sc.D. h.c., see “Board of Directors.”
John T. Burns.   Mr. Burns has served as the Company’s Senior Vice President, Chief Financial Officer since February 2023. Mr. Burns previously served as the Company’s Vice President, Finance, and Corporate Controller from December 2017 to December 2020, as Vice President, Finance, Corporate Controller and Principal Accounting Officer from January 2021 to December 2021 and as Senior Vice President, Finance, and Chief Accounting Officer from January 2022 to January 2023. Mr. Burns has over 15 years of experience in finance and accounting. Mr. Burns joined the Company in May 2013 and has held various positions of increasing responsibility during his tenure. Prior to joining the Company, Mr. Burns was a Securities and Exchange Reporting Manager at Pixelworks, Inc. (NASDAQ: PXLW), and began his career in public accounting at Moss Adams LLP. Burns received a B.S.M. in Finance and Master of Accounting degree from Tulane University. He is an active Certified Public Accountant.
Dragan Cicic, M.D.   Dr. Cicic has served as the Company’s Senior Vice President, Chief Development Officer since January 2024. Dr. Cicic previously served as the Company’s Senior Vice President, Clinical Research & Development from February 2020 to December 2023. Dr. Cicic has over 20 years of experience in the biopharmaceutical industry. Before joining SELLAS, he was Senior Vice President, Clinical Lead, at Klus Pharma, a wholly owned U.S. subsidiary of Kelun, a major China-based multinational pharmaceutical company. At Klus Pharma, Dr. Cicic led the global clinical development of targeted solid cancer biologicals and was involved in the development of novel checkpoint inhibitors as well as other innovative biological and small molecule drug candidates. Prior to Klus Pharma, Dr. Cicic held senior management positions at Actinium Pharmaceuticals, where he launched key clinical trials, both early and late stage, in hematologic malignancies, primarily in acute myeloid leukemia. Dr. Cicic also worked with QED Technologies, a consulting company focused on life sciences. He received his medical degree from the University of Belgrade and an MBA from the Wharton School of the University of Pennsylvania. Dr. Cicic also did a Fellowship at Harvard University. Dr. Cicic has published extensively in the fields of hematologic malignancies and solid cancers.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows the compensation paid or accrued to our named executive officers (“NEOs”) for 2024 during the last two fiscal years ended December 31, 2024 and 2023. The NEOs are (i) our President and Chief Executive Officer, Angelos M. Stergiou, M.D., Sc.D. h.c., and (ii) our other two most highly compensated executive officers earning more than $100,000 who were serving as executive officers at the end of the year ended December 31, 2024.
Name	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Bonus ($)	Option Awards ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Angelos M. Stergiou, M.D., Sc.D. h.c. President and Chief Executive Officer	2024	650,000	339,625	—	112,787	82,601	4,760(5)	1,189,773
	2023	625,000	275,000	—	654,675	193,720	4,243(5)	1,752,638
Dragan Cicic, M. D. Senior Vice President, Chief Development Officer	2024	427,710	164,240	50,000(4)	30,739	23,378	17,414(7)	713,480
	2023	403,500	140,418	—	165,550	53,440	15,599(8)	778,507
John T. Burns Senior Vice President, Chief Financial Officer	2024	401,500	154,176	50,000(4)	35,468	24,417	15,218(7)	680,778
	2023	365,000	125,560	—	225,750	66,800	14,598(8)	797,708

(1)
For additional information regarding the non-equity incentive plan short-term compensation, see the section entitled “Non-Equity Incentive Plan Short Term Compensation.”

(2)
The amounts reflected in this column represent the aggregate grant date fair value computed in accordance with ASC Topic 718. To determine the value of stock option awards, we use a Black Scholes pricing model to value stock options at the time of their grant. This model requires us to estimate the future value of our stock price based in part on the historic price volatility of our stock. See Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, “Consolidated Financial Statements — Notes to Consolidated Financial Statements — Stock-Based Compensation,” for details as to the assumptions used to determine the fair value of equity awards.

(3)
The amounts reflected in this column represent the aggregate grant date fair value of restricted stock units computed in accordance with ASC Topic 718. The grant date fair value of restricted stock units is based on the closing price of our common stock on the date of grant.

(4)
Represents a spot bonus award.

(5)
Represents the following Company benefits paid on behalf of the employee: medical, dental, vision, short-term/long-term liability insurances, education, basic life insurance, personal accident insurance, workers’ compensation insurance and employer liability insurance.

(7)
Represents 401(k) Plan matching contributions by the Company of $13,820 and benefits paid on behalf of the employee: medical, dental, vision, short-term/long-term liability insurances, education, basic life insurance, personal accident insurance, workers’ compensation insurance and employer liability insurance.

(8)
Represents 401(k) Plan matching contributions by the Company of $13,200 and benefits paid on behalf of the employee: medical, dental, vision, short-term/long-term liability insurances, education, basic life insurance, personal accident insurance, workers’ compensation insurance and employer liability insurance.

Narrative Disclosure to Summary Compensation Table
Elements of Compensation
In addition to each officer’s base salary, our executive officer compensation program consists of a cash incentive bonus plan and discretionary stock option awards in addition to customary benefits. The amounts of compensation awarded for each element of the Company’s compensation program (i.e., base salary, bonuses and stock options) are reviewed in connection with the Company’s performance.
Base Salary
Annual base salaries compensate our executive officers for fulfilling the requirements of their respective positions and provide them with a level of cash income predictability and stability with respect to a portion of their total compensation. We believe that the level of an executive officer’s base salary should reflect the executive’s performance, experience and breadth of responsibilities, our understanding of salaries for similar positions within our industry and any other factors relevant to that particular job.
Base salaries are typically negotiated at the outset of an executive’s employment in connection with an offer of employment and employment agreement. Salary levels are considered annually as part of our performance review process, but also in cases including promotion or other changes in the job responsibilities of an executive officer. Merit and Company-wide general increases are also taken into consideration when determining increases to base salary.
Non-Equity Incentive Plan Short Term Compensation
For 2023 and 2024, short-term incentive cash compensation for our executive officers was determined based on the achievement of performance metrics related to our corporate goals. The corporate goals are proposed by senior management and reviewed and approved by our Compensation Committee and our Board on an annual basis at the start of each year. Our annual corporate goals are typically focused on the achievement of specified clinical development goals with a focus on advancing our clinical pipeline. The annual goals also usually include the pursuit of certain corporate development goals, such as business development initiatives and achievement of cash management strategies in order to assure adequate funding for our clinical development programs. The goals are designed to require significant effort in order to achieve our clinical development and operational goals while also being achievable with the requisite hard work and dedication. Awards made under our short-term cash incentive program utilize a pay-for-performance strategy and award our NEOs for the level of achievement of specified annual corporate goals, as well as individual goals for our NEOs other than our CEO whose short-term incentive compensation is based 100% on the level of achievement of our corporate goals.
Equity Grants
In January 2024, the Compensation Committee recommended, and our Board approved, the grant of 238,500, 75,000, and 65,000 options to Dr. Stergiou, Mr. Burns, and Dr. Cicic, respectively, at an exercise price of $0.5195 per share, which was the fair market value on the grant date. One quarter of the shares subject to these options vested in January 2025 and the remaining shares subject to the options will vest and become exercisable in equal monthly installments for 36 months thereafter. In January 2024, the Compensation Committee also recommended, and our Board approved, the grant of 159,000, 47,000, and 45,000 restricted stock units to Dr. Stergiou, Mr. Burns, and Dr. Cicic, respectively (the “2024 RSUs”). The 2024 RSUs vest 25% each December 1, commencing December 1, 2024, until fully vested, provided that the NEO remains in service with the Company through each such vesting date.
In February 2023, the Compensation Committee recommended, and our Board approved, the grant of 217,500, 55,000, and 55,000 options to Dr. Stergiou, Mr. Burns, and Dr. Cicic, respectively, at an exercise price of $3.34 per share, which was the fair market value on the grant date. One quarter of the shares subject to these options vested in February 2024 and the remaining shares subject to the options will vest and become exercisable in equal monthly installments for 36 months thereafter. In February 2023, the Compensation Committee also recommended, and our Board approved, the grant of 58,000, 20,000, and 16,000 restricted stock units to Dr. Stergiou, Mr. Burns, and Dr. Cicic, respectively (the “2023 RSUs”). The

2023 RSUs vest 25% each December 1, commencing December 1, 2023, until fully vested, provided that the NEO remains in service with the Company through each such vesting date.
Employment Agreements
We have entered into employment agreements with each of the named executive officers described below, which include standard confidential information and/or inventions assignment agreements, and under which each of the named executive officers has agreed not to disclose our confidential information. The named executive officers are each eligible to participate in, subject to applicable eligibility requirements, all of our employee retirement and welfare benefit plans and programs made available to senior level executives. All severance benefits payable to the named executive officers under their employment agreements are subject to their signing, not revoking and complying with a release of claims in favor of us and are subject to applicable taxes and withholding.
Angelos M. Stergiou, M.D., Sc.D. h.c.
The 2019 Stergiou Agreement became effective as of July 1, 2019, at which time it replaced and superseded the 2016 Stergiou Agreement. The 2019 Stergiou Agreement has an initial two-year term unless terminated prior thereto (i) by us with cause (at any time) or without cause (upon at least 30 days’ prior written notice), or (ii) by Dr. Stergiou for good reason (upon at least 90 days prior written notice of the reason with a cure period of 30 days for us to correct the act or failure to act that constitutes good reason), or without good reason (upon at least 90 days prior written notice) or (iii) due to Dr. Stergiou’s death or disability. The 2019 Stergiou Agreement shall continue until terminated in accordance with its terms.
Pursuant to the terms of the 2019 Stergiou Agreement, Dr. Stergiou is entitled to an annual base salary of $525,000 (subject to review and adjustment in the sole discretion of the Board or the compensation committee thereof) and a discretionary annual cash bonus, with a target amount no less than 50% of Dr. Stergiou’s then effective base salary (subject to continued employment and the achievement of certain performance objectives established by the Board of Directors or Compensation Committee of the Board). The agreement also provides that to the extent that any benefit distributable pursuant to the terms of the agreement would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “IRC”) , then the total payments payable to Dr. Stergiou will be reduced as set forth in the agreement (but not below zero) so that the maximum amount of such payments (after the reduction) shall be one dollar ($1.00) less than the amount which would cause such payments to be subject to the excise tax.
In addition, Dr. Stergiou is eligible to receive equity awards in the sole discretion of the Board or the Compensation Committee.
John T. Burns
Effective December 30, 2017, we entered into an employment agreement with Mr. Burns. Under this agreement, Mr. Burns is entitled to an annual base salary of $235,000 (subject to review and adjustment in the discretion of Company’s management team, the Board of Directors, or the Compensation Committee) and a discretionary annual cash bonus, with a target amount of up to 30% of Mr. Burns’ then-effective base salary. In connection with Mr. Burns’ appointment as Chief Financial Officer on February 2, 2023, Mr. Burns’ base salary was increased to $365,000 per year, and his annual target bonus was increased to 40% of his base salary.
Pursuant to the terms of his employment agreement, Mr. Burns is eligible to purchase stock options pursuant to and in accordance with the terms and conditions of a stock incentive plan upon adoption of said stock incentive plan by us and the Board of Directors. In addition, Mr. Burns is eligible to participate in any employee benefit plans of the Company of general applicability to other of our employees including, without limitation, group medical, dental, vision, disability, life insurance, and flexible spending account plans.
Mr. Burns’ employment agreement does not have a specified term and may be terminated (i) by us with or without cause at any time or (ii) by Mr. Burns with or without cause upon at least 45 days’ prior written notice. In December 2021, we entered into a severance agreement with Mr. Burns (the “Burns Severance Agreement”) pursuant to which Mr. Burns is entitled to receive additional compensation in the event that Mr. Burns’ employment is terminated under certain conditions. In March 2025, we amended the Burns Severance Agreement (the “Burns Amended Severance Agreement”). See the discussion below under “Potential Payments Upon Termination or Change of Control.” In addition to the payment of severance amounts, the Burns Severance Agreement also provides that to the extent that any benefit distributable pursuant to the terms of the Burns Severance Agreement would be subject to the excise tax imposed under Section 4999 of the IRC, then the total payments payable to Mr. Burns shall be reduced as set forth in the Burns Severance Agreement (but not below zero) so that the maximum amount of such payments (after the reduction) shall be one dollar ($1.00) less than the amount which would cause such payments to be subject to the excise tax.
Dragan Cicic, M.D.
Effective February 3, 2020, we entered into an employment agreement with Dr. Cicic. Under this agreement, Dr. Cicic was entitled to an annual base salary of $330,000 (subject to review and adjustment in the discretion of the Compensation Committee) and a discretionary annual cash bonus, with a target amount of up to 30% of Dr. Cicic’s then-effective base salary (subject to continued employment and the achievement of certain performance objectives established by our Board or Compensation Committee).
Pursuant to the terms of his employment agreement, Dr. Cicic is eligible to purchase stock options pursuant to and in accordance with the terms and conditions of a stock incentive plan upon adoption of said stock incentive plan by us and the Board of Directors. In addition, Dr. Cicic is eligible to participate in any employee benefit plans of the Company of general applicability to other of our employees including, without limitation, group medical, dental, vision, disability, life insurance, and flexible spending account plans.
Dr. Cicic’s employment agreement did not have a specified term and either party was permitted to terminate Dr. Cicic’s employment agreement by providing written notice at any time, with or without cause. In January 2024, we entered into a severance agreement with Dr. Cicic (the “Cicic Severance Agreement”) pursuant to which Dr. Cicic is entitled to receive additional compensation in the event that Dr. Cicic’s employment is terminated under certain conditions. In March 2025, we amended the Cicic Severance Agreement (the “Cicic Amended Severance Agreement”). See the discussion below under “Potential Payments Upon Termination or Change of Control.” In addition to the payment of severance amounts, the Cicic Severance Agreement also provides that to the extent that any benefit distributable pursuant to the terms of the Cicic Severance Agreement would be subject to the excise tax imposed under Section 4999 of the IRC, then the total payments payable to Dr. Cicic shall be reduced as set forth in the Cicic Severance Agreement (but not below zero) so that the maximum amount of such payments (after the reduction) shall be one dollar ($1.00) less than the amount which would cause such payments to be subject to the excise tax.
Potential Payments Upon Termination or Change of Control
Angelos M. Stergiou
Potential Payments Made Upon Termination with Cause or Without Good Reason.   The 2019 Stergiou Agreement provides that if Dr. Stergiou’s employment is terminated with cause by us, or by Dr. Stergiou without good reason, we will pay Dr. Stergiou all his accrued benefits, and all other rights and benefits of Dr. Stergiou will terminate upon such termination, except for any right to the continuation of benefits otherwise provided by law.
Potential Payments Made Upon Termination Without Cause or for Good Reason.   The 2019 Stergiou Agreement provides that if we terminate Dr. Stergiou’s employment without cause or Dr. Stergiou resigns for good reason, we will pay Dr. Stergiou the following amounts in equal installments over a defined 12 month period: (i) an amount equal to 18 months of his then-current base salary, less standard employment-related withholdings and deductions and (ii) an amount equal to a pro-rated portion of his annual short-term incentive compensation for the year in which his employment terminates, without regard to whether the performance goals with respect to such bonus have been established or met and less standard employment-related withholdings and deductions. In addition, Dr. Stergiou will be entitled, if he so elects, to receive reimbursement for Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) monthly premiums for a specified period of time.
Potential Payments Upon Termination Related to Change in Control.   The 2019 Stergiou Agreement provides that if we terminate Dr. Stergiou’s employment without cause or he resigns for good reason within a one month period prior to or one year following a change in control we will pay him the following amounts in equal installments over a 12 month period: (i) an amount equal to 24 months of his then-current base salary, less standard employment-related withholdings and deductions; and (ii) an amount equal to one and one-half times his target bonus for the year in which his employment terminates, without regard to whether the performance goals with respect to such target bonus have been established or met and less standard employment-related withholdings and deductions. In addition, Dr. Stergiou will be entitled, if he so elects, to receive reimbursement for COBRA monthly premiums for a specified period of time. Furthermore, the vesting of all of his equity awards will immediately vest in full and become exercisable as of the date of termination.
John T. Burns
Potential Payments Made Upon Termination with Cause or Without Good Reason.   Pursuant to the terms of the Burns Employment Agreement, commencing on the 18-month anniversary of the effective date of the Burns Employment Agreement, in the event that Mr. Burns’ employment is terminated by us without cause or by Mr. Burns for good reason, we will pay Mr. Burns an amount equal to nine months of his then-current base salary, less standard employment-related withholdings and deductions.
Potential Payments Upon Termination Related to Change in Control.   The Burns Severance Agreement provided that if we terminate Mr. Burns’ employment without cause or he resigns for good reason within one year following a change in control, we would pay him the following amounts in equal installments over a 12 month period: (i) an amount equal to 12 months of his then-current base salary, less standard employment-related withholdings and deductions; and (ii) an amount equal to his target bonus for the year in which his employment terminates, without regard to whether the performance goals with respect to such target bonus have been established or met and less standard employment-related with holdings and deductions. In addition, Mr. Burns will be entitled, if he so elects, to receive reimbursement for COBRA monthly premiums for a specified period of time. Under the Burns Amended Severance Agreement, the equal installments over a 12 month period has been amended to a 15 month period, and the amount equal to 12 months of his then-current base salary (less standard employment-related withholdings and deductions), has been amended to the amount equal to 15 months of his then-current base salary (less standard employment-related withholdings).
Dragan Cicic, M.D.
Potential Payments Made Upon Termination with Cause or Without Good Reason.   Pursuant to the terms of the Cicic Employment Agreement, in the event that Dr. Cicic’s employment is terminated by us without cause or by Dr. Cicic for good reason, we will pay Dr. Cicic an amount equal to nine months of his then-current base salary, less standard employment-related withholdings and deductions, and (ii) an amount equal to a pro-rated portion of Dr. Cicic’s annual short-term incentive compensation. In addition, Dr. Cicic will be entitled, if he so elects, to receive reimbursement for COBRA monthly premiums for a specified period of time.
Potential Payments Upon Termination Related to Change in Control.   The Cicic Severance Agreement provides that if we terminate Dr. Cicic’s employment without cause or he resigns for good reason within one year following a change in control, we will pay him the following amounts in equal installments over a 12 month period: (i) an amount equal to 12 months of his then-current base salary, less standard employment-related withholdings and deductions; and (ii) an amount equal to his target bonus for the year in which his employment terminates, without regard to whether the performance goals with respect to such target bonus have been established or met and less standard employment-related with holdings and deductions. In addition, Dr. Cicic will be entitled, if he so elects, to receive reimbursement for COBRA monthly premiums for a specified period of time. Under the Cicic Amended Severance Agreement, the equal installments over a 12 month period has been amended to a 15 month period, and the amount equal to 12 months of his then-current base salary (less standard employment-related withholdings and deductions) has been amended to the amount equal to 15 months of his then-current base salary (less standard employment-related withholdings).
Outstanding Equity Awards At 2024 Fiscal Year-End
The following table discloses certain information regarding all outstanding equity awards at fiscal year-end for each of the officers named in the Summary Compensation Table.
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Angelos M. Stergiou	03/13/2018	1,900	—	$262.00	03/13/2028	—	—
	03/18/2019	8,500	—	$69.00	03/18/2029	—	—
	03/12/2020	70,000	—	$1.89	03/12/2030	—	—
	03/12/2020	—	—	—	—	95,000	$98,800
	03/04/2021	111,094	7,406	$8.00	03/04/2031	—	—
	01/31/2022	120,313	44,688	$5.34	01/31/2032	—	—
	01/31/2022	—	—	—	—	11,000	$11,440
	02/02/2023	99,688	117,813	$3.34	02/02/2033	—	—
	02/02/2023	—	—	—	—	29,000	$30,160
	01/02/2024	—	238,500	$0.5195	01/22/2034	—	—
	01/22/2024	—	—	—	—	119,250	$124,020
Dragan Cicic	03/12/2020	35,000	—	$1.89	03/12/2030	—	—
	03/12/2020	—	—	—	—	25,000	$26,000
	03/04/2021	44,297	2,953	$8.00	03/04/2031	—	—
	01/31/2022	35,547	13,203	$5.34	01/31/2032	—	—
	01/31/2022	—	—	—	—	3,250	$3,380
	02/02/2023	25,208	29,792	$3.34	02/02/2033	—	—
	02/02/2023	—	—	—	—	8,000	$8,320
	01/22/2024	—	65,000	$0.5195	01/22/2034	—	—
	01/22/2024	—	—	—	—	33,750	$35,100
John T. Burns	03/13/2018	400	—	$262.00	03/14/2028	—	—
	03/18/2019	1,800	—	$69.00	03/18/2029	—	—
	03/12/2020	10,000	—	$1.89	03/12/2030	—	—
	03/12/2020	—	—	—	—	15,000	$15,600
	03/04/2021	16,172	1,078	$8.00	03/04/2031	—	—
	03/04/2021	—	—	—	—	—	—
	01/31/2022	26,250	9,750	$5.34	01/31/2032	—	—
	01/31/2022	—	—	—	—	2,400	$2,496
	02/02/2023	34,375	40,625	$3.34	02/02/2033	—	—
	02/02/2023	—	—	—	—	10,000	$10,400
	01/22/2024	—	75,000	$0.5195	01/22/2034	—	—
	01/22/2024	—	—	—	—	35,250	$36,660

(1)
These unvested shares underlying each option grant are scheduled to vest at a rate of one quarter on the first anniversary of the grant date and with the remainder over 36 equal monthly installments.

(2)
The exercise price was determined by using the market price for our common stock at the close of business on the grant date.

(3)
The March 2020 RSUs are scheduled to vest as follows: (i) 50% on meeting the primary endpoint in our Phase 3 REGAL study for GPS and (ii) 50% upon approval by the FDA of a BLA for GPS. The March 2021 RSUs vest 25% on each December 1, commencing December 1, 2021, until fully vested, provided that the Reporting Person remains in service with the Company through each such vesting date. The January 2022 RSUs vest 25% on each December 1, commencing December 1, 2022, until fully vested, provided that the Reporting Person remains in service with the Company through each such vesting date. The February 2023 RSUs vest 25% on each December 1, commencing December 1, 2023, until fully vested, provided that the Reporting Person remains in service with the Company through each such vesting date. The January 2024 RSUs vest 25% on each December 1, commencing December 1, 2024, until fully vested, provided that the Reporting Person remains in service with the Company through each such vesting date.

(4)
Each RSU entitles the holder thereof to receive one share of our common stock for each RSU granted upon vesting or settlement. The market value is calculated by multiplying $1.04, the closing price of a share of our common stock on December 31, 2024, the last trading day of the year, as reported on Nasdaq, by the number of unvested units.

Pay versus Performance
As required by SEC rules, we are providing the following information about the relationship between executive compensation actually paid and our financial performance.
Year(a)	Summary Compensation Table Total for PEO(b)	Compensation Actually Paid to PEO(c)	Average Summary Compensation Table Total for Non-PEO NEOs(d)	Average Compensation Actually Paid to Non-PEO NEOs(e)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(f)	Net Loss (thousands)(g)
2024	$1,189,773	$1,333,403	$697,129	$734,057	$18.81	$(30,881)
2023	$1,752,638	$801,284	$855,814	$536,561	$19.17	$(37,340)
2022	$1,952,245	$667,297	$995,219	514,536	$42.68	$(41,301)

(a)
Dr. Stergiou served as our Principal Executive Officer (“PEO”) in both years presented. For 2024, Mr. Burns and Dr. Cicic served as our other NEOs. For 2023, our General Counsel at the time and Mr. Burns served as our other NEOs. For 2022, our General Counsel at the time and Chief Commercial Officer at the time served as our other NEOs.

(b)
The dollar amounts reported in column (b) represent the amount of total compensation reported for Dr. Stergiou (our PEO) for each corresponding year in the “Total” column of the Summary Compensation Table.

(c)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Stergiou. The amounts are computed in accordance with SEC rules by deducting and adding the following amounts from the “Total” column of the Summary Compensation Table (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP). The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Stergiou during the applicable year.

Year	Reported Summary Comp Table Total for PEO	Reported Value of Equity Awards(1)	Equity Award Adjustments(2)	Compensation Actually Paid to PEO
2024	$1,189,773	$195,387	$339,018	$1,333,403
2023	$1,752,638	$(848,395)	$(102,959)	$801,284
2022	$1,952,245	$(1,030,260)	$(254,688)	$667,297

(1)
The dollar amounts reported are the total value of equity awards for Dr. Stergiou for each corresponding year in the “Option Awards” and “Stock Awards” columns of the Summary Compensation Table.

(2)
The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Equity Award Adjustments
2024	$343,659	$(27,979)	$44,918	$21,580	$339,018
2023	$238,628	$(315,187)	$15,660	$(42,060)	$(102,959)
2022	$413,468	$(606,744)	$28,600	$(90,012)	$(254,688)

(d)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation table.

(e)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Company’s non-PEO NEOs, as computed in accordance with SEC rules by deducting and adding the following amounts from the “Total” column of the Summary Compensation Table using the same methodology described above in Note (c)2. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Company’s non-PEO NEOs during the applicable year.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards(1)	Average Equity Award Adjustments(2)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$697,129	$(57,000)	$93,928	$734,057
2023	$855,814	$(300,075)	$(19,178)	$536,561
2022	$995,219	$(388,187)	$(92,496)	$514,536

(1)
The dollar amounts reported are the total value of equity awards for the non-PEO NEOs for each corresponding year in the “Option Awards” and “Stock Awards” columns of the Summary Compensation Table.

(2)
The amounts added (or deducted, if applicable) in calculating the total average equity award adjustments in each applicable year are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Average Equity Award Adjustments
2024	$100,344	$(7,840)	$7,751	$(6,327)	$93,928
2023	$69,008	$(82,509)	$5,400	$(11,077)	$(19,178)
2022	$163,465	$(229,926)	$8,450	$(34,484)	$(92,496)

(f)
Cumulative Total Shareholder Return (“TSR”) measures the cumulative value of $100 invested on the last trading day before the earliest fiscal year in the table, or December 31, 2021, including the reinvestment of dividends, through and including the end of the applicable fiscal year for which TSR is calculated, or December 31, 2022, 2023, and 2024. We did not pay dividends in the periods presented.

(g)
The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

Relationship between Compensation Actually Paid and the Company’s Net Loss and Total Shareholder Return
As described in more detail in the section “Narrative Disclosure to Summary Compensation Table,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. Because we are not a commercial-stage company, we did not have any revenue during the periods presented, other than milestone-based licensing revenue in the reported years. Consequently, the Company has not historically looked to net income (loss) as a performance measure for our executive compensation program. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. A large component of our executive compensation is equity-based to align compensation with performance, but compensation also includes other appropriate incentives such as cash bonuses that are designed to incentivize our executives to achieve annual corporate goals. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table above.
The graph below compares the amount of compensation actually paid to Dr. Stergiou and the average amount of compensation actually paid to the Company’s non-PEO NEOs with the Company’s net loss for the past three years.

The graph below compares the amount of compensation actually paid to Dr. Stergiou and the average amount of compensation actually paid to the Company’s non-PEO NEOs with the Company’s total shareholder return for the past three years.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2024 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Stock Awards ($)(3)	Total ($)(4)
John Varian	84,549	4,586	3,117	92,252
Robert L. Van Nostrand	66,000	4,586	3,117	73,703
Jane Wasman	80,176	4,586	3,117	87,879
David A. Scheinberg	66,000	4,586	3,117	73,703
Katherine Bach Kalin	61,275	4,586	3,117	68,978

(1)
Represents cash compensation earned or paid for services rendered by each non-employee director for services on our Board or a committee thereof.

(2)
Amounts shown reflect the grant date fair value computed in accordance with FASB ASC 718, adjusted to disregard the effects of any estimate of forfeitures related to service-based vesting. Each director received 10,000 stock options on January 22, 2024. The assumptions we used in valuing options are described more fully in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the footnotes to our financial statements incorporated in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(3)
The amounts reflected in this column represent the aggregate grant date fair value of restricted stock units computed in accordance with ASC Topic 718. The grant date fair value of restricted stock units is based on the closing price of our common stock on the date of grant.

(4)
Dr. Angelos M. Stergiou, our Chief Executive Officer, is also a member of our Board, but does not receive any additional compensation for his service as a director.

Director Compensation Policy
Non-Employee Director Compensation Policy
Upon the recommendation of the Compensation Committee, the Board adopted a formal Non-Employee Director Compensation Policy, effective as of March 2, 2023 and amended on January 10, 2025.
The Non-Employee Director Compensation Policy provides for the following compensation for our directors:
Compensation Category	Amount
Annual Base Compensation	$40,000
Additional Non-Executive Chair Compensation	$30,000
Additional Committee Chair Compensation:
Audit	$18,000
Compensation	$18,000
Nominating and Corporate Governance	$18,000
Science	$18,000
Additional Committee Membership Compensation:	$18,000
Audit	$8,000
Compensation	$8,000
Nominating and Corporate Governance	$8,000
Science	$8,000
The annual cash compensation will be benchmarked annually against that of the Company’s peer group and is subject to adjustment following such review.
The Non-Employee Director Compensation Policy also provides for equity compensation as follows:
Initial Grant:   Each Non-Employee Director who is initially elected or appointed to the Board is entitled to receive a non-qualified stock option in an amount equal to 74,500 stock options. The initial grant will vest in 36 successive equal monthly installments over a three-year period measured from the date of grant.
Annual Grant:   Non-Employee Director who has been serving as a Non-Employee Director on the Board for at least six months as of the date of the annual equity grants to the Non-Employee Directors shall be automatically granted a non-qualified stock option grant equal to 18,500 stock options and a restricted stock unit (“RSU”) award equal to 12,500 RSUs. Each annual option grant will vest in full on the earlier of the first anniversary of the date of grant, or the business day prior to the annual meeting of stockholders occurring the year following the year of grant, subject to the Non-Employee Director’s continued service on the Board through such date. The annual RSU award will vest in full on December 1 of the year in which the grant is made, subject to the Non-Employee Director’s continued service on the Board through such date.
The value underlying the annual equity grants will be benchmarked annually against that of the Company’s peer group and is subject to adjustment following such review.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2024.

Equity Compensation Plan Information as of December 31, 2024
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Previous Columns)
Equity compensation plans approved by security holders
2017 Equity Incentive Plan	17,220	$113.00	—
2023 Amended and Restated Equity Incentive Plan Stock	1,820,150	$3.15(1)	3,413,929
2021 Employee Stock Purchase Plan	—	N/A	79,604
Equity compensation plans not approved by security holders
None
Total	2,309,344	4.18	—

(1)
Represents the weighted average exercise price of outstanding stock options.

Related Person Transactions Policy and Procedures
We have adopted a written Related Person Transactions and SEC Compliance Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related persons transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder, including any of their immediate family members, and any entity owned or controlled by such persons.
Under the policy, where a transaction has been identified as a related person transaction, management must present information regarding the proposed related person transaction to our Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of our Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits of the transaction to us and whether any alternative transactions were available. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to us, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee determines in the good faith exercise of its discretion.

PROPOSAL 1
ELECTION OF TWO (2) DIRECTORS
Our Board of Directors currently consists of six (6) members, classified into three classes as follows: (1) Jane Wasman and Robert Van Nostrand are members of Class I with a term ending at the 2026 annual meeting; (2) David A. Scheinberg and Katherine Bach Kalin are members of Class II with a term ending at the 2027 annual meeting; and (3) Angelos M. Stergiou and John Varian are members of Class III with a term ending at the 2025 Annual Meeting. At each annual meeting of stockholders, two (2) directors are elected for a full term of three years to succeed those directors whose terms are expiring. Our Board of Directors is nominating Angelos M. Stergiou and John Varian for election at the 2025 Annual Meeting as Class III directors to each serve a term of three years until his or her death, resignation, or removal pursuant to our Amended and Restated Bylaws.
Unless authority to vote for these nominees is withheld, the shares represented by proxies solicited by the Board will be voted “FOR” the election of the two (2) foregoing Class III directors. In the event that the foregoing nominees become unable or unwilling to serve, the shares represented by proxies solicited by the Board will be voted for the election of such other person(s) as our Board of Directors may recommend in that respective nominee’s place. We have no reason to believe that the foregoing nominees will be unable or unwilling to serve as directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE ELECTION OF ANGELOS M. STERGIOU AND JOHN VARIAN AS CLASS III DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF, UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed Moss Adams LLP (“Moss Adams”), as our independent registered public accounting firm for the fiscal year ended December 31, 2025, and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the 2025 Annual Meeting.
Moss Adams currently serves as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2024. Moss Adams has served as our auditors since 2018. Moss Adams does not have and has not had any financial interest, direct or indirect, in our Company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors.
Our Audit Committee and our Board believe that the continued retention of Moss Adams to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders. As a matter of good corporate governance, we are asking stockholders to ratify such appointment. If this appointment is not ratified at the 2025 Annual Meeting, the Audit Committee intends to reconsider its selection of Moss Adams. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of our company and its stockholders.
Audit and non-audit services to be provided by Moss Adams are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are costs or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers. Representatives of Moss Adams are expected to be present at the 2025 Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.
Our Audit Committee is directly responsible for appointing, compensating and providing oversight of the performance of our independent registered public accounting firm for the purpose of issuing audit reports and related work regarding our financial statements and the effectiveness of our internal control over financial reporting. The Audit Committee is also responsible for approving the audit and non-audit fees of our independent registered public accounting firm. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm.
“FOR” votes from the majority of the votes cast is required to ratify the appointment of Moss Adams. Abstentions and broker non-votes will count towards a quorum but will have no effect on the outcome of this Proposal 2.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the years ended December 31, 2024 and 2023, by Moss Adams, our independent registered principal accounting firm.
	2024	2023
	(in thousands)
Audit Fees(1)	$472	$457
Audit-related Fees(2)	$72	103
Tax Fees(3)	$40	33
All Other Fees	—	—
Total Fees	$584	$593

(1)
For the years ended December 31, 2024 and 2023, the aggregate audit fees billed for professional services rendered for audits and quarterly reviews of our consolidated financial statements.

(2)
For the years ended December 31, 2024 and 2023, audit-related fees billed by Moss Adams pertained to services rendered in connection with procedures required for filings with the SEC in conjunction with financing transactions.

(3)
Tax fees consist of fees for tax consultation and compliance services.

All fees described above were pre-approved by the Audit Committee.
We furnished the foregoing disclosure to Moss Adams.
Pre-Approval Procedures
Our Audit Committee pre-approves of audit and non-audit services rendered by our independent registered public accounting firm, Moss Adams. Our Audit Committee pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service.
Our Audit Committee has determined that the rendering of services other than audit services by Moss Adams is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MOSS ADAMS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION, UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3
TO APPROVE AN AMENDMENT TO THE COMPANY’S 2021 EMPLOYEE STOCK
PURCHASE PLAN
Our Board believes that our employee stock purchase plan provides an important employee benefit that we believe helps us attract and retain employees, and encourages their participation in and commitment to our business and financial success. We are requesting that our stockholders approve an increase in the number of authorized shares under our 2021 Employee Stock Purchase Plan (the “ESPP”) of 800,000.
The increase in the number of authorized shares under the ESPP is being submitted to stockholders for the approval at the 2025 Annual Meeting in order to ensure continued favorable federal income tax treatment under Section 423 of the IRC for purchases of shares by our employees under the ESPP.
The ESPP was adopted by our Board in 2021 and was approved by the stockholders at the annual meeting in 2021. The ESPP provides eligible employees with the opportunity to purchase shares of our common stock at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the IRC. The ESPP allows all of the full-time and certain part-time employees of the Company to purchase shares of our common stock at a discount to fair market value. Employees purchase shares in September and March of each year using funds deducted from their paychecks during the preceding six months.
As of March 16, 2025, there were 30,171 shares available for future issuances under the ESPP. In March 2025, the Board amended and restated the ESPP (the “Amended ESPP”), subject to stockholder approval, by increasing the number of shares of common stock authorized for issuance under the ESPP by 800,000 (representing less than 1% of shares of common stock outstanding). Our Board believes it is in the best interest of the Company and its stockholders that the amendment to the ESPP to increase the number of shares of common stock authorized for issuance under the ESPP by 800,000 be approved.
Summary of Material Features of the Amended ESPP
The following description of the material features of the Amended ESPP is intended to be a summary only. This summary is qualified in its entirety by the full text of the Amended ESPP that is attached to this proxy statement as Appendix A.
Administration.   The Amended ESPP will be administered under the direction of the Compensation Committee. The Compensation Committee has authority to interpret the Amended ESPP and to make all other determinations necessary or advisable in administering it.
Eligibility.   All full-time employees and certain part-time employees who have been continuously employed for at least one month prior to an offering date will be eligible to participate in the Amended ESPP. For part-time employees to be eligible, they must have customary employment of more than five months in any calendar year and more than 20 hours per week. However, no employee shall be eligible to participate to the extent that, immediately after the grant, (i) that employee would own stock and/or options or securities to purchase stock possessing 5% or more of the combined voting power or the value of all classes of our stock, or (ii) his or her rights to purchase stock under all of our employee stock purchase plans accrues at a rate that exceeds $25,000 for each calendar year in which such rights are outstanding and exercisable. All of our employees will be eligible to participate in the Amended ESPP. Participation in the Amended ESPP is at the election of each eligible employee and the amounts received by a participant under the Amended ESPP depend on the fair market value of our common stock on future dates; therefore, the benefits or amounts that will be received by any participant if the Amended ESPP is approved by our stockholders, are not currently determinable.
Shares Available for Issuance.   300,000 shares of our common stock were authorized for issuance under the ESPP. As of March 16, 2025, there were 30,171 remaining shares of common stock available for purchase under the ESPP. If this Proposal 3 is approved by our stockholders, the Amended ESPP will provide for the issuance of up to 800,000 additional shares.

Participation.   To participate in the Amended ESPP, an eligible employee authorizes payroll deductions in an amount not less than 1% nor greater than 20% of his or her “eligible earnings” (i.e., regular rate of salary or wages, including overtime pay but not including incentive payments, bonuses, commissions or other additional payments) for each full payroll period in the offering period. In March 2025, the Board also amended the limit on the number of shares that can be purchased in any offering period from 5,000 to 10,000 shares. Accordingly, the maximum number of shares of common stock that may be purchased by any participant during an offering period shall equal the lesser of 10,000 shares or $25,000 divided by the fair market value of our common stock on the first day of an offering period. To ensure that IRS share limitations are not exceeded, we do not accept contributions from an individual participant in excess of $25,000 per calendar year.
Purchases.   Eligible employees enroll in a six-month offering period during the open enrollment period prior to the start of that offering period. A new offering period begins approximately every September 15 and March 15. At the end of each offering period, the accumulated deductions are used to purchase shares of our common stock from us during an offering period. Shares are purchased at a price equal to 85% of the lower of the fair market value of our common stock on the first business day or the last business day of an offering period. On April 22, 2025, the closing market price per share of our common stock was $1.29 as reported by the Nasdaq Stock Market.
Termination of Employment.   If a participating employee voluntarily resigns or is terminated by the Company prior to the last day of an offering period, the employee’s option to purchase terminates and the amount in the employee’s account is returned to the employee.
Transferability.   Neither contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Amended ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent or distribution to a designated beneficiary upon the participant’s death) by the participant.
Adjustments upon Change in Capitalization.   Subject to any required action by our stockholders, the number of shares of common stock covered by unexercised options under the Amended ESPP, the number of shares of common stock which have been authorized for issuance under the Amended ESPP but are not yet subject to options, the maximum number of shares of common stock that may be purchased by a participant in an offering period, as well as the price per share of common stock covered by each unexercised option under the Amended ESPP, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock.
In the event of the proposed dissolution or liquidation of the Company, any offering period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by our Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Amended ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation unless our Board determines, in its sole discretion and in lieu of assumption or substitution, to shorten an offering period then in progress.
Participation Adjustment.   If the number of unsold shares that are available for purchase under the Amended ESPP is insufficient to permit exercise of all rights deemed exercised by all participating employees, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds remaining in a participating employee’s account after such exercise are refunded to the employee, without interest.
Amendment.   Our Board may amend the Amended ESPP at any time and in any respect unless stockholder approval of the amendment in question is required under Section 423 of the IRC, any national securities exchange or system on which our common stock is then listed or reported, or under any other applicable laws, rules, or regulations.
Termination.   Our Board may terminate the Amended ESPP at any time and for any reason or for no reason, provided that no termination shall impair any rights of participating employees that have vested at the time of termination. Without further action of our Board, the Amended ESPP shall terminate on April 22,

2031 or, if earlier, at such time as all shares of our common stock that may be made available for purchase under the Amended ESPP have been issued.
Federal Income Tax Consequences
The Amended ESPP, and the rights of participant employees to make purchases thereunder, qualify for treatment under the provisions of Sections 421 and 423 of the IRC. Under these provisions, no income will be taxable to a participant until the shares purchased under the Amended ESPP are sold or otherwise disposed of.
Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:
(i)
the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

(ii)
an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.

Any additional gain should be treated as long-term capital gain.
If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.
The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.
The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the Amended ESPP.
Vote Required
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE AMENDMENT OF THE 2021 EMPLOYEE STOCK PURCHASE PLAN AND PROXIES SOLICITIED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH AMENDMENT, UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4
TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS
At our 2019 annual meeting of stockholders, the stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board of Directors adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are again asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.
We regularly solicit input from our stockholders. Our management team and Board of Directors believe that engagement with our investors provides valuable feedback for consideration on a variety of important matters, including governance, policy, and other initiatives. At the 2024 annual meeting, we sought an advisory “say-on-pay” vote on our Company’s executive compensation program. Although the 2024 say-on-pay proposal was approved by a majority of votes cast at the meeting, our management team and the Board of Directors concluded that stockholder engagement program should be expanded in scope to seek additional feedback regarding our executive compensation program, as well as input regarding our efforts to build a strong and sustainable company.
Following our 2024 annual meeting, we conducted a robust stockholder engagement effort. We contacted nine institutional investors who own, in total, approximately 89% of our outstanding shares held by institutional investors, and retail holders who, in the aggregate, own more than 3% of our outstanding shares. We engaged in active dialogue with four institutional holders and five retail holders who own, in aggregate, more than 6% of outstanding shares. An independent director participated in three meetings with the institutional stockholders. We also spoke directly with ISS and Glass Lewis to discuss our engagement efforts, and an independent director also participated in these meetings. During the meetings with institutional stockholders and the proxy advisors, our CEO offered to recuse himself during conversations regarding executive compensation.
During our stockholder engagement, we provided an overview of the Company and sought feedback on our Board composition and governance, executive compensation, and our Employee Stock Purchase Plan, as well as our corporate and clinical update. Retailer holders were particularly focused on the Company’s publicly disclosed corporate and clinical programs strategy and provided helpful and constructive feedback. Retail and institutional stockholders generally noted that our executive compensation program aligned with their expectations, and Glass Lewis, in particular, stated that our executive compensation program is typical for companies of our size. Retail and institutional stockholders did not express any concerns regarding the compensation of our named executive officers. Retail stockholders and Glass Lewis, however, requested more details on our stock ownership guidelines. As a result of this feedback, the Company has provided a summary of the stock ownership guidelines in this Proxy Statement (see the section entitled “Stock Ownership Guidelines”).
We believe our engagement with stockholders has been, and continues to be, beneficial for our Company and our stockholders. Both the Board and management found the discussions constructive. We plan to continue to engage in these discussions in the future to ensure that our strategy and goals are well understood by our stockholders and to underscore our receptiveness to input from stockholders.
The 2025 say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this Proxy Statement. We believe that our compensation policies and decisions are focused on pay-for-performance principles, are strongly aligned with our stockholders’ interests (as noted above), and are effective in achieving the overall objectives of our compensation program. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives capable of leading the Company successfully in a competitive environment.

Accordingly, our Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, our Board and our Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Although there is no “required vote” that would constitute approval for this Proposal 4, non-binding advisory approval of this Proposal 4 requires that the proposal receive “FOR” votes from the holders of a majority of the shares voting online or represented by proxy and entitled to vote on the matter at the 2025 Annual Meeting that cast votes with respect to this Proposal 4. Abstentions and broker non-votes will count towards a quorum but will have no effect on the outcome of this Proposal 4. Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of our named executive officers (see Proposal 5), the next scheduled say-on-pay vote will be at the 2026 annual meeting of stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL, UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 5
TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers should occur every year, every two years, or every three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.
The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove our Board of Directors’ recommendation. The affirmative vote of a majority of the shares voted for this proposal — every year, every two years, or every three years — will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.
After considering these three alternatives, our Board of Directors believes that conducting the advisory vote on executive compensation every year is appropriate for us and our stockholders at this time. An advisory vote each year will permit our stockholders to provide annual feedback to us on our compensation policies, practices and compensation awards for our named executive officers. This is consistent with our policy of giving stockholders the opportunity to voice concerns with management or our Board of Directors. An annual advisory vote will give our Board of Directors, the Compensation Committee and management more timely feedback from the stockholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF HOLDING A VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH FREQUENCY UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 6
TO APPROVE ANY POSTPONEMENT OR ADJOURNMENT OF THE 2025 ANNUAL MEETING, FROM TIME TO TIME, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE 2025 ANNUAL MEETING TO ADOPT THE PROPOSALS SET FORTH ABOVE OR TO ESTABLISH A QUORUM.
We are asking our stockholders to vote on a proposal to approve any adjournments of the 2025 Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the 2025 Annual Meeting to establish a quorum. We currently do not intend to propose postponement or adjournment at the 2025 Annual Meeting if there are sufficient votes to approve Proposals 1, 2, 3, 4 or 5. Under our Amended and Restated Bylaws, whether or not a quorum is present, the Annual Meeting may be adjourned or recessed for any or no reason from time to time by the chairman of the Annual Meeting.
Vote Required
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE ANY POSTPONEMENT OR ADJOURNMENT OF THE 2025 ANNUAL MEETING, FROM TIME TO TIME, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE 2025 ANNUAL MEETING TO ADOPT THE PROPOSALS SET FORTH ABOVE OR TO ESTABLISH A QUORUM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

OTHER MATTERS
The Board, at the time of the preparation of this Proxy Statement, knows of no other matters to come before the 2025 Annual Meeting other than that referred to herein. If any other matters should properly come before the 2025 Annual Meeting, the persons acting as proxies will have discretionary authority to vote all proxies in accordance with their best judgment.
By Order of the Board of Directors
Angelos M. Stergiou, M.D., Sc.D. h.c.
President and Chief Executive Officer

APPENDIX A
SELLAS LIFE SCIENCES GROUP, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
As Proposed to be Amended and Restated on June 17, 2025
The following constitute the provisions of the Amended and Restated 2021 Employee Stock Purchase Plan (the “Plan”) of Sellas Life Sciences Group, Inc. (the “Company”).
1.   Purpose.   The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.
2.   Definitions.
(a)   “Board” shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.
(b)   “Code” shall mean the Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto.
(c)   “Common Stock” shall mean the common stock, $0.0001 par value per share, of the Company.
(d)   “Company” shall mean Sellas Life Sciences Group, Inc., a Delaware corporation.
(e)   “Compensation” shall mean the regular rate of salary or wages received by the Employee from the Company or a Designated Subsidiary that is taxable income for federal income tax purposes or applicable tax law, including payments for overtime and shift premium, but excluding incentive compensation, incentive payments, bonuses, commissions, relocation, expense reimbursements, tuition or other reimbursements or compensation received from the Company or a Designated Subsidiary.
(f)   “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.
(g)   “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.
(h)   “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.
(i)   “Employee” shall mean any person who is employed by the Company or one of its Designated Subsidiaries for tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.
(j)   “Exercise Date” shall mean the last business day of each Offering Period of the Plan.
(k)   “Exercise Price” shall mean with respect to an Offering Period, an amount equal to 85% of the fair market value (as defined in Section 7(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.
(l)   “Offering Date” shall mean the first business day of each Offering Period of the Plan.
(m)   “Offering Period” shall mean a period of six months as set forth in Section 4 of the Plan.
(n)   “Plan” shall mean this Sellas Life Sciences Group, Inc. Employee Stock Purchase Plan.

(o)   “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
3.   Eligibility.
(a)   Any person who has been continuously employed as an Employee for one (1) month as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code. All Employees granted options under the Plan with respect to any Offering Period will have the same rights and privileges except for any differences that may be permitted pursuant to Section 423.
(b)   Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock as defined in Section 7(b) (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In addition, the maximum number of shares of Common Stock that may be purchased by any participant during an Offering Period shall equal the lesser of (i) 10,000 shares of Common Stock or (ii) $25,000 divided by the fair market value of the Common Stock on the first trading day of such Offering Period, which price shall be adjusted if the price per share is adjusted pursuant to Section 18. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this Section 3(b).
4.   Offering Periods.   The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on March 15 and September 15 of each year or the first business day thereafter (or at such other time or times as may be determined by the Board).
5.   Participation.
(a)   An eligible Employee may become a participant in the Plan by completing an Enrollment Form provided by the Company and filing it with the Company or its designee at least ten (10) days prior to the applicable Offering Date, unless a later time for filing the Enrollment Form is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Form and its submission may be electronic as directed by the Company. The Enrollment Form shall set forth the percentage of the participant’s Compensation (which shall be not less than one percent (1%) and not more than twenty percent (20%) to be paid as Contributions pursuant to the Plan.
(b)   Payroll deductions shall commence with the first payroll following the Offering Date, unless a later time is set by the Board with respect to a given Offering Period, and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated as provided in Section 10.
6.   Method of Payment of Contributions.
(a)   Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than one percent (1%) and not more than twenty percent (20%) of such participant’s Compensation on each such payroll (or such other percentage as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.
A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new Enrollment

Form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Form, if the Enrollment Form is submitted at least ten (10) days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.
(b)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.
7.   Grant of Option.
(a)   On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Common Stock shall be determined as provided in Section 7(b).
(b)   The fair market value of the Common Stock on a given date shall be (i) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system; or (ii) if the Common Stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the Common Stock at the close of trading in the over-the-counter market.
8.   Exercise of Option.   Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.
9.   Delivery.   Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form, except that the Board may determine that such shares shall be held for each participant’s benefit by a broker designated by the Board. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant’s account after an Exercise Date shall be returned to the participant.
10.   Withdrawal; Termination of Employment.   A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company or its designee. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

(a)   Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.
(b)   In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.
A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.
11.   Interest.   No interest shall accrue on the Contributions of a participant in the Plan.
12.   Stock.
(a)   The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 830,1711 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee’s account not applied to the purchase of shares pursuant to this Section 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.
(b)   The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.
13.   Administration.   The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, to correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including without limitation, adopting subplans applicable to particular Designated Subsidiaries or locations, which subplans may be designed to be outside the scope of Section 423 of the Code..
14.   Designation of Beneficiary.   A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.
(a)   Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been

1
This amount includes the increase in the number of authorized shares of 800,000 and the 30,171 shares remaining available for issuance under the ESPP as of the date of the 2025 Annual Meeting.

appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
15.   Transferability.   Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.
16.   Use of Funds.   All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.
17.   Reports.   Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.
18.   Adjustments upon Changes in Capitalization.   Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options under Section 12(a) (collectively, the “Reserves”), the maximum number of shares of Common Stock that may be purchased by a participant in an Offering Period set forth in Section 3(b) as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or other reorganization.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.
19.   Amendment or Termination.
(a)   The Board may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board’s setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.
(b)   Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.
20.   Notices.   All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.   Conditions upon Issuance of Shares.   Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
22.   Information Regarding Disqualifying Dispositions.   By electing to participate in the Plan, each participant agrees to provide any information about any transfer of shares of Common Stock acquired under the Plan that occurs within two years after the first business day of the Offering Period in which such shares were acquired as may be requested by the Company or any Subsidiaries in order to assist it in complying with the tax laws.
23.   Right to Terminate Employment.   Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee.

24.   Rights as a Stockholder.   Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No Employee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company’s share register.
25.   Term of Plan.   The Plan became effective upon its adoption by the Board on April 22, 2021 and shall continue in effect through April 22, 2031, unless sooner terminated under Section 19.
26.   Applicable Law.   This Plan shall be governed in accordance with the laws of the State of Delaware, applied without giving effect to any conflict-of-law principles.

SELLAS LIFE SCIENCES GROUP, INC.7 TIMES SQUARE TOWER, SUITE 2503NEW YORK, NEW YORK 10036 SCAN TO VIEW MATERIALS & VOTEwVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SLS2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. V65626-P25469 SELLAS LIFE SCIENCES GROUP, INC. The Board of Directors recommends you vote FOR the following: 1.The election of two (2) Class III directors to serve on our Board for a three-year term expiring on the date of the2028 annual meeting of stockholders. ForWithhold Nominees: 1a.Angelos M. Stergiou!! 1b.John Varian!!ForAgainstAbstain 2.The ratification of the appointment by our Audit Committee of Moss Adams LLP as our independent registered public accounting !!!firm for the fiscal year ending December 31, 2025. 3.The approval of an amendment to the Company’s 2021 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of !!!Common Stock available for sale under the ESPP by 800,000. 4.The advisory approval of the compensation of our named executive officers.!!! The Board of Directors recommends you vote FOR the frequency of ONE YEAR on the following proposal:1 Year2 Years3 YearsAbstain 5.The advisory recommendation of the frequency of future advisory votes on the compensation of our named executive !!!!officers. ForAgainstAbstain The Board of Directors recommends you vote FOR the following: 6.The approval of any postponement or adjournment of the 2025 Annual Meeting, from time to time, if necessary, to solicit additional !!!proxies if there are not sufficient votes at the time of the 2025 Annual Meeting to adopt the proposals set forth above or to establish a quorum. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V65627-P25469 SELLAS LIFE SCIENCES GROUP, INC. ANNUAL MEETING OF STOCKHOLDERSJune 17, 2025 at 8:30 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Angelos M. Stergiou and John T. Burns, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SELLAS LIFE SCIENCES GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m. Eastern Time, on June 17, 2025, virtually atwww.virtualshareholdermeeting.com/SLS2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side